UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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Tandem Diabetes Care, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders to be Held June 14, 2018

Dear Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Tandem Diabetes Care, Inc., or the Annual Meeting, which will be held at our principal corporate office, located at 11075 Roselle Street, San Diego, California 92121, on Thursday, June 14, 2018, at 3:00 p.m., local time.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect two Class II directors for a three-year term to expire at the 2021 annual meeting of stockholders.
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
3.

To approve an amendment to our Amended and Restated Certificate of Incorporation, or our Charter, to increase the total number of authorized shares of our Common Stock, par value $0.001 per share, or our Common Stock, by 100,000,000 shares, or from 100,000,000 shares to 200,000,000 shares.

4.

To approve amendments to our 2013 Stock Incentive Plan, or our 2013 Plan, to, among other things: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,500,000 shares, (ii) remove the evergreen provisions, and (iii) increase the number of options that are awarded automatically to our non-employee directors pursuant to our director compensation program.

5.

To approve amendments to our 2013 Employee Stock Purchase Plan, or our ESPP, to, among other things: (i) increase the number of shares of our Common Stock reserved under our ESPP by 2,000,000 shares and (ii) remove the evergreen provisions.

6.	To transact such other business as may properly be brought before the Annual Meeting, or at any adjournment or postponement thereof.

All of our stockholders of record as of April 19, 2018 are entitled to attend and vote at the Annual Meeting, and at any adjournment or postponement thereof.

Our board of directors recommends that you vote FOR the election of each of the director nominees named in Proposal 1; FOR the ratification of the appointment of our independent registered public accounting firm, as provided in Proposal 2; FOR the amendment to our Charter, as provided in Proposal 3; FOR the amendments to our 2013 Plan, as provided in Proposal 4; and FOR the amendments to our ESPP, as provided in Proposal 5.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, and the response to the question entitled “How can I vote my shares?” in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

By Order of the Board of Directors

Sincerely,

Kim D. Blickenstaff

President and Chief Executive Officer

San Diego, California

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: April __, 2018

PROXY STATEMENT FOR THE

2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2018

The board of directors of Tandem Diabetes Care, Inc. is soliciting proxies for use at our 2018 annual meeting of stockholders, or the Annual Meeting, to be held on Thursday, June 14, 2018, at 3:00 p.m., local time and at any adjournment or postponement thereof. The Annual Meeting will be held at our principal corporate office located at 11075 Roselle Street, San Diego, California 92121. Tandem Diabetes Care, Inc. is sometimes referred to herein as “we”, “us”, “our” or the “Company.”

Unless otherwise stated in this Proxy Statement, all share amounts, exercise prices and other amounts set forth herein have been adjusted for the impact of the 1-for-10 reverse stock split of our Common Stock, par value $0.001 per share, or our Common Stock, that became effective on October 9, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please see the response to the question entitled “Whom should I contact with other questions?” below.

Q:What is the purpose of the Annual Meeting?

A:

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:When and where will the Annual Meeting be held?

A:

You are invited to attend the Annual Meeting on June 14, 2018, at 3:00 p.m., local time. The Annual Meeting will be held at our principal corporate office located at 11075 Roselle Street, San Diego, California 92121.

Q:Why did I receive these proxy materials?

A:

We are making these proxy materials available in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Annual Meeting because you owned our Common Stock at the close of business on April 19, 2018, which is the record date for the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares?” below and as described elsewhere in this Proxy Statement.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:

Instead of mailing printed copies of our proxy materials to our stockholders, we have elected to provide access to them through the Internet under the SEC’s “notice and access” rules. Accordingly, on or about April __, 2018, we mailed a Notice of Internet Availability of Proxy Materials, or a Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, or the Annual Report, each of which are available at www.astproxyportal.com/ast/21769. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, or by mail.

We believe compliance with the SEC’s “notice and access” rules will allow us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice or refer to the section entitled “Stockholders Sharing the Same Address” below for additional information.

Q:What proposals will be voted on at the Annual Meeting?

A:	The proposals to be voted on at the Annual Meeting, and our board of directors’ voting recommendations with respect to each proposal, are as follows:
Proposal	Board’s Voting Recommendation
1.

Election of Directors (Proposal 1): The election of two Class II directors to serve a three-year term. Based upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated and recommends for re-election as Class II directors each of the following persons:

● Dick P. Allen

● Edward L. Cahill

FOR
2.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2):

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

FOR
3.

Amendment to our Charter to Increase Authorized Shares of our Common Stock (Proposal 3):

The approval of an amendment to our Amended and Restated Certificate of Incorporation, or our Charter, to increase the total number of authorized shares of our Common Stock by 100,000,000 shares, or from 100,000,000 shares to 200,000,000 shares.

FOR
4.

Amendments to our 2013 Plan (Proposal 4): To approve amendments to our 2013 Stock Incentive Plan, or our 2013 Plan, to, among other things: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,500,000 shares, (ii) remove the evergreen provisions, and (iii) increase the number of options that are awarded automatically to our non-employee directors pursuant to our director compensation program.

FOR
5.

Amendments to our ESPP (Proposal 5): To approve amendments to our 2013 Employee Stock Purchase Plan, or our ESPP, to, among other things: (i) increase the number of shares of our Common Stock reserved under our ESPP by 2,000,000 shares and (ii) remove the evergreen provisions.

FOR

We will also consider such other business as may properly be brought before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted by our stockholders for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment. Kim D. Blickenstaff and Leigh A. Vosseller, the designated proxy holders, are members of our management.

Q:Who may vote at the Annual Meeting?

A:

If you owned our Common Stock on April 19, 2018, the record date for the Annual Meeting, your shares are eligible to be voted, in person or by proxy, at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On the record date, there were __ shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Please see the response to the question entitled “May I vote my shares in person at the Annual Meeting?” below for additional information.

Q:What is the quorum requirement for the Annual Meeting?

A:

We need a quorum of stockholders in order to hold the Annual Meeting. A quorum exists when at least a majority of the outstanding shares of our Common Stock entitled to vote as of the record date, or __ shares, are present in person or represented by proxy at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, in accordance with our bylaws and applicable law, to permit further solicitation of proxies.

Q:What vote is required to approve each proposal?

A:

Election of Directors (Proposal 1): Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, so the two nominees for Class II director who receive the most “FOR” votes will be elected.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Amendment to our Charter to Increase Authorized Shares of our Common Stock (Proposal 3): The approval of an amendment to our Charter requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote on the proposal at the Annual Meeting.

Amendments to our 2013 Plan (Proposal 4): The approval of the amendments to our 2013 Plan requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Amendments to our ESPP (Proposal 5): The approval of the amendments to our ESPP requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Q:What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, on the record date.

If, however, your shares are held in a brokerage account or by a bank, broker or other nominee, and not in your name, you are considered to be the “beneficial owner” of shares held in “street name”.

Q:May I vote my shares in person at the Annual Meeting?

A:	If you are the stockholder of record, you have the right to vote in person at the Annual Meeting. When you arrive at the Annual Meeting, you may request a ballot.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Annual Meeting, but you may not vote your shares in person at the Annual Meeting unless you bring with you a proxy from the bank, broker or other nominee that holds your shares, which provides you the right to vote at the Annual Meeting.

Admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license and, if you are the beneficial owner of the shares held in street name, evidence of your ownership of such shares. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with these requirements, and any other instructions given by representatives of the Company at the Annual Meeting, you will not be admitted to the Annual Meeting.

Q:What happens if I do not give specific voting instructions?

A:

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our board of directors, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”

Please see the responses to the questions entitled “Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?” and “What is the effect of abstentions, withheld votes and broker non-votes?” below for additional information.

Q:	Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?

A:

The election of directors (Proposal 1) is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with Proposal 1.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 2) is considered a routine matter under applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with Proposal 2.

The approval of the amendment to our Charter (Proposal 3) is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with Proposal 3.

The approval of the amendments to our 2013 Plan (Proposal 4) is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with Proposal 4.

The approval of the amendments to our ESPP (Proposal 5) is considered a non-routine matter under applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with Proposal 5.

Q:What is the effect of abstentions, withheld votes and broker non-votes?

A:

Shares held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions or withheld votes as to a particular proposal, will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and withheld votes are generally treated as shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

•

The election of directors (Proposal 1) will be determined by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, so withheld votes with respect to this proposal will not have an effect on the outcome of this vote.

•

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 2) requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal. Bank, brokers, and other nominees holding shares for beneficial owners that do not receive voting instructions from the beneficial owners regarding the voting of these shares may, in their discretion, vote in favor of this proposal.

•

The approval of the amendment to our Charter (Proposal 3) requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•

The approval of the amendments to our 2013 Plan (Proposal 4) requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•

The approval of the amendments to our ESPP (Proposal 5) requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

•

The election of directors (Proposal 1) is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast on this proposal and will have no effect on the result of the vote on this proposal.

•

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 2) is considered a routine matter on which a bank, broker or other nominee has discretionary authority to vote, so we do not expect any broker non-votes in connection with this proposal.

•	The approval of the amendment to our Charter (Proposal 3) is considered a non-routine matter and broker non-votes, if any, will have the same effect as a vote against this proposal.

•	The approval of the amendments to our 2013 Plan (Proposal 4) is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.

•	The approval of the amendments to our ESPP (Proposal 5) is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.

Q:How can I vote my shares?

A:

With respect to the election of directors (Proposal 1), you may either vote “For” all director nominees or you may “Withhold” your vote for all of the director nominees or for any particular nominee that you specify.

With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 2), you may vote “For” or “Against” the proposal, or you may abstain from voting.

With respect to the approval of the amendment to our Charter (Proposal 3), you may vote “For” or “Against” the proposal, or you may abstain from voting.
With respect to the approval of the amendments to our 2013 Plan (Proposal 4), you may vote “For” or “Against” the proposal, or you may abstain from voting.
With respect to the approval of the amendments to our ESPP (Proposal 5), you may vote “For” or “Against” the proposal, or you may abstain from voting.

The procedures for voting are as follows:

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy through the Internet, by phone or by mail as described below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. If you have already voted by proxy, you may still attend the Annual Meeting and vote in person, and your vote at the Annual Meeting will have the effect of revoking your proxy. Please see the response to the question entitled “How may I revoke or change my vote after submitting my proxy?” below for additional information.

•	To vote in person, please attend the Annual Meeting and request a ballot when you arrive.

•

To vote through the Internet, go to www.voteproxy.com and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the control number from the proxy card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 13, 2018. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice.

•

To vote by phone, call toll-free 1-800-PROXIES (1-800-776-9437) if calling from the United States, or 1-718-921-8500 if calling from foreign countries, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the proxy card mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 13, 2018. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice.

•

To vote by mail using a proxy card, you must request to receive printed proxy materials by following the instructions included in the Notice. The proxy card will be provided with the printed proxy materials. Once received, simply complete, sign and date the proxy card and return it promptly in the envelope provided.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received a Notice or a proxy card and voting instructions with these proxy materials from that organization rather than from us. To vote your shares, simply follow the instructions provided to you. To vote in person at the Annual Meeting, you must obtain a valid proxy from your bank, broker or other nominee.

Q:How may I revoke or change my vote after submitting my proxy?

A:	You may revoke your proxy or change your vote at any time before the final vote at the Annual Meeting.

The procedures for revoking your proxy or changing your vote are as follows:

Stockholder of Record

If you are a stockholder of record, you may revoke your proxy in one of the four following ways:

•	you may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting);

•	you may submit another properly completed proxy card with a later date;

•	you may send a written notice that you are revoking your proxy to Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel; or

•	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy or change your vote).

Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Annual Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.

Beneficial Owner

If you are a beneficial owner of shares, you may revoke your proxy by following the instructions provided to you by your bank, broker or other nominee.

Q:What are the costs of soliciting these proxies?

A:

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email, but will be paid no additional compensation for these services. Although we have not retained a proxy solicitor to assist in the solicitation of proxies, we may do so in the future, and do not believe the cost of any such proxy solicitor will be material. We may reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding these proxy materials to their principals and in obtaining authority to execute proxies.

Q:Where can I find voting results of the Annual Meeting?

A:

In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

Q:Whom should I contact with other questions?

A:

If you have additional questions about this Proxy Statement or the Annual Meeting, please contact: Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel, Telephone: (858) 366-6900.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Structure

We currently have seven members of our board of directors and we have two vacancies. Under our charter and bylaws, our board is divided into three classes, as follows:

•	Class I, which consists of Messrs. Kim D. Blickenstaff, Howard E. Greene, Jr. and Christopher J. Twomey, whose terms will expire at our 2020 annual meeting of stockholders;
•	Class II, which consists of Messrs. Dick P. Allen and Edward L. Cahill (and one vacant position), whose terms will expire at the Annual Meeting; and
•	Class III, which consists of Dr. Fred E. Cohen and Mr. Douglas A. Roeder (and one vacant position), whose terms will expire at our 2019 annual meeting of stockholders.

Upon the expiration of the initial term of office for each class of directors, each director in such class will be elected for a term of three years and serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Directors may only be removed for cause by the affirmative vote of a majority of the outstanding shares entitled to vote upon an election of directors, voting together as a single class. Because only one-third of our directors will be elected at each annual meeting of stockholders, two consecutive annual meetings of stockholders could be required for our stockholders to change a majority of our board of directors. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office.

Election of Directors

At the Annual Meeting, our stockholders are being asked to vote for the Class II director nominees listed below to serve on our board of directors until our annual meeting of stockholders to be held in 2021 and until each of their successors has been elected and qualified, or until such director’s earlier death, resignation or removal. Each of these nominees is a current member of our board of directors whose term expires at the Annual Meeting. Each of these nominees has consented to serve, if elected.

Required Vote

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, so the two nominees for Class II director who receive the most “FOR” votes will be elected. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and withheld votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election. If no contrary indication is made, returned proxies will be voted for each of the director nominees, or in the event that any nominee is unable to serve as a director at the time of the election, returned proxies will be voted for any nominee who is designated by our board of directors to fill the vacancy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

Nominees for Director

The following table lists the persons recommended by our nominating and corporate governance committee and nominated by our board of directors to be elected as directors, including relevant information as of March 31, 2018 regarding their age, business experience, qualifications, attributes, skills and other directorships:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the 2021 Annual Meeting of Stockholders

(Class II Directors)

DICK P. ALLEN Chairman, Board of Directors Member, Audit Committee Age: 73 Director since: 2007

Mr. Allen has served on our board of directors since July 2007. Mr. Allen was the President of DIMA Ventures, Inc., a private investment firm providing seed capital and board-level support for start-up companies in the healthcare field, until July 2009. Mr. Allen was a co-founder of Caremark, Inc., a home infusion therapy company that was later acquired by Baxter International and served as a Vice President from its inception in 1979 until 1986. Mr. Allen was also a co-founder and director of Pyxis Corporation, which was later acquired by Cardinal Health, Inc. Mr. Allen currently serves on the Board of Providence St. Joseph Health and served as Chairman of the Board of JDRF International from July 2012 until June 2014. Mr. Allen was also a Lecturer at the Stanford University Graduate School of Business for a total of 13 years. Mr. Allen holds a B.S. in Industrial Administration from Yale University and an M.B.A. from Stanford University Graduate School of Business.

We believe Mr. Allen’s background in management and on boards of directors of companies in the healthcare industry, as well as his long-term investing experience, brings to our board critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance and qualify him to serve as one of our directors.

EDWARD L. CAHILL Director Member, Audit Committee Age: 64 Director since: 2009

Mr. Cahill has served on our board of directors since May 2009. Mr. Cahill has served as Managing Partner of HLM Venture Partners, a venture capital firm that invests primarily in emerging companies focused on healthcare information technology, healthcare services and medical technology, since May 2000. He served as a director of Animas Corporation, a developer of external insulin pumps, from March 2001 until its acquisition by Johnson & Johnson in February 2006. From June 1995 to May 2000, Mr. Cahill served as a founding partner of Cahill, Warnock Company (now Camden Partners), a venture capital firm based in Baltimore. Previously, Mr. Cahill was a Managing Director of Alex Brown & Sons, an investment services brokerage, where he led the firm’s healthcare group from January 1986 through March 1995. From January 1999 until August 2014, Mr. Cahill was a director of Masimo Corporation (NASDAQ: MASI), a medical technology company. He is also a director of several privately held healthcare companies and serves as a trustee of Johns Hopkins Medicine, Johns Hopkins Health System and Mercy Health Services. Mr. Cahill holds an A.B. in American Civilization from Williams College and a Masters of Public and Private Management from Yale University.

We believe Mr. Cahill’s diverse and extensive experience on boards of directors and in management, which has included public and private companies in the life sciences industry, provides him with key skills in working with directors, understanding board process and functions and working with financial statements. We also believe he brings to our board his long-term investing experience with numerous companies in the healthcare and biotechnology industries, as well as a strong financial background, all of which qualify him for service on our board of directors.

Continuing Members of Our Board of Directors

The following table lists the members of our board of directors who are continuing in office, including relevant information as of March 31, 2018 regarding their age, business experience, qualifications, attributes, skills and other directorships:

Members of the Board of Directors Continuing in Office with a Term Expiring at the 2020 Annual Meeting of Stockholders

(Class I Directors)

KIM D. BLICKENSTAFF President, Chief Executive Officer and Director Age: 65 Director since: 2007

Mr. Blickenstaff has served as our President and Chief Executive Officer and as one of our directors since September 2007. Prior to joining our company, Mr. Blickenstaff served as Chairman and Chief Executive Officer of Biosite Incorporated, or Biosite, a provider of medical diagnostic products, from 1988 until its acquisition by Inverness Medical Innovations, Inc. in June 2007. Mr. Blickenstaff previously served as a director of Medivation, Inc. (NASDAQ: MDVN), a biotechnology company, from 2005 to 2016, until its acquisition by Pfizer, and as a director of DexCom, Inc. (NASDAQ: DXCM), a provider of continuous glucose monitoring systems, from June 2001 to September 2007. Mr. Blickenstaff was formerly a certified public accountant and has more than 20 years of experience overseeing the preparation of financial statements. He received a B.A. in Political Science from Loyola University, Chicago, and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.

We believe Mr. Blickenstaff brings to our board of directors valuable perspective and experience as our President and Chief Executive Officer, extensive experience at the board level of various healthcare companies, as well as leadership skills, industry experience and knowledge that qualify him to serve as one of our directors.

HOWARD E. GREENE, JR. Director Member, Compensation Committee Age: 75 Director since: 2008

Mr. Greene has served on our board of directors since January 2008. Mr. Greene is an entrepreneur who has participated in the founding and management of 11 medical technology companies over 25 years, including three companies for which he served as chief executive officer. He was the co-founder of Amylin Pharmaceuticals, Inc., a public pharmaceutical company that was acquired by Bristol Myers Squibb in August 2012, serving as the Chief Executive Officer of that company from 1987 to 1996. He also served as a director of Amylin Pharmaceuticals from 1987 to April 2009. Mr. Greene also served on the board of directors of Biosite from June 1989 until its sale in 2007. From 1986 until 1993, Mr. Greene was a founding general partner of Biovest Partners, a seed venture capital firm. He was Chief Executive Officer of Hybritech Incorporated from March 1979 until its acquisition by Eli Lilly & Co. in March 1986, and he was co-inventor of Hybritech’s patented monoclonal antibody assay technology. Prior to joining Hybritech, he was an executive with the medical diagnostics division of Baxter Healthcare Corporation and a consultant with McKinsey & Company. Mr. Greene holds a B.A. in Physics from Amherst College and an M.B.A. from Harvard Business School.

We believe Mr. Greene’s background as a Chief Executive Officer and director of publicly-traded biotechnology companies, his extensive experience at the executive and board level in multiple companies in the medical technology industry, and his long-term investing experience, brings to our board critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance and qualify him to serve as one of our directors.

CHRISTOPHER J. TWOMEY Director Chairman, Audit Committee Age: 58 Director since: 2013

Mr. Twomey has served on our board of directors since July 2013. From March 1990 until his retirement in 2007, Mr. Twomey held various positions with Biosite, most recently serving as Senior Vice President, Finance and Chief Financial Officer. From 1981 to 1990, Mr. Twomey worked for Ernst & Young LLP, where he served as an Audit Manager. Mr. Twomey has also served as a director of Senomyx, Inc. (NASDAQ: SNMX), a flavor technology company, since March 2006 and is chair of that company’s audit committee. Mr. Twomey also served as a director and chair of the audit committee of Cadence Pharmaceuticals, Inc., from July 2006 until it was acquired by Mallinckrodt plc in March 2014. Mr. Twomey holds a B.A. in Business Economics from the University of California, Santa Barbara.

We believe Mr. Twomey’s experience in senior financial management and on boards of directors of companies in the life sciences industry, as well as his long-term accounting and auditing experience, brings to our board critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance.

Members of the Board of Directors Continuing in Office with a Term Expiring at the 2019 Annual Meeting of Stockholders

(Class III Directors)

FRED E. COHEN, M.D., D. Phil. Director Chairman, Nominating and Corporate Governance Committee Age: 61 Director since: 2013

Dr. Cohen has served on our board of directors since June 2013. Dr. Cohen is a Senior Managing Director of Vida Ventures, a venture capital firm. Prior to Vida Ventures, he was at TPG, a private equity firm, from 2001-2016 where he was the founder and co-head of TPG’s biotechnology group. Dr. Cohen was a Professor of Cellular and Molecular Pharmacology at the University of California, San Francisco (UCSF) from 1988 until 2014. From 1995 to 2001, Dr. Cohen served as the Chief of the Division of Diabetes, Endocrinology and Metabolism in the Department of Medicine of UCSF. Dr. Cohen also serves as a director of BioCryst Pharmaceuticals, Inc. (NASDAQ: BCRX), CareDx, Inc. (NASDAQ: CDNA), Genomic Health, Inc. (NASDAQ: GHDX), Urogen (NASDAQ: URGN), and Veracyte, Inc. (NASDAQ: VCYT). In addition, Dr. Cohen serves as a director of several privately held companies. Dr. Cohen holds a B.S. in Molecular Biophysics and Biochemistry from Yale University, a D.Phil. in Molecular Biophysics from Oxford University and an M.D. from Stanford University.

We believe Dr. Cohen’s diverse and extensive experience on boards of directors and in management, which has included public and private companies in the life sciences industry, provides him with key skills in working with directors, and understanding board process and functions. We also believe he brings to our board his long-term investing experience with numerous companies in the healthcare and biotechnology industries, including serving on public company audit committees.

DOUGLAS A. ROEDER Director Chairman, Compensation Committee; Member, Nominating and Corporate Governance Committee Age: 47 Director since: 2009

Mr. Roeder has served on our board of directors since May 2009. Mr. Roeder joined Delphi Ventures as an Associate in 1998, and has been a Partner since 2000, focusing on medical devices, diagnostics and biotechnology. Prior to joining Delphi Ventures, Mr. Roeder was an Associate with Alex Brown’s Healthcare Investment Banking Group in San Francisco, where he focused on the medical device, life sciences and healthcare services industries. Mr. Roeder serves as a director of Senseonics Holdings, Inc. (NYSE-MKT: SENS), a continuous glucose monitoring company, and several privately held companies. He previously served as a director of Trivascular Technologies, Inc., a medical device company, which was acquired by Endologix, Inc. (NASDAQ: ELGX) in February 2016. He also previously worked with Putnam Associates, a strategy consulting firm focused on the pharmaceutical and biotechnology industries. Mr. Roeder holds an A.B. in Biochemistry from Dartmouth College.

We believe Mr. Roeder’s experience on several boards of directors of companies in the life sciences industry, provides him with key skills in working with directors, understanding board process and functions and working with financial statements. We also believe he brings to our board his long-term investing experience with numerous companies in the healthcare and medical device industries, all of which qualify him for service on our board.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has affirmatively determined that each of Dr. Cohen and Messrs. Allen, Cahill, Greene, Roeder and Twomey meet the definition of “independent director” under the applicable SEC rules and NASDAQ Listing Rules.

Family Relationships

There are no family relationships between any director, executive officer or person nominated to become a director or executive director.

Agreements with Directors

None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than with the directors of the Company acting within their capacity as such.

Legal Proceedings with Directors

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to the applicable SEC rules.

Board Leadership Structure

The positions of Chairman of the board and chief executive officer are presently separated. We believe separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the Chairman of the board to lead our board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman of the board, particularly as our board of directors’ oversight responsibilities continue to grow. While our amended and restated bylaws and nominating and corporate governance committee charter do not require that our Chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Board Role in Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our board of directors in overseeing the management of our risks is realized primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the Chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting.

Board and Committee Meetings

During 2017, our board of directors met 29 times (including telephonic meetings) and took action by written consent four times. Each director attended at least 75% of the meetings held by the board of directors and by each committee on which he served while he was a director, either in person or by teleconference, during the year.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at each annual meeting of stockholders, we encourage all of our directors to attend.

Executive Sessions

In accordance with the applicable continued listing rules of the NASDAQ Stock Market, or the NASDAQ Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our board of directors has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues. For instance, we have previously established a pricing committee to determine the offering price and other terms of various financings we have pursued.

Each of the three standing committees has a written charter that has been approved by our board of directors. A copy of each charter is available at http://investor.tandemdiabetes.com/governance.cfm. However, the information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement and references in this Proxy Statement to our website are to inactive textual references only.

As of December 31, 2017, our audit committee was comprised of Mr. Twomey (Chairman), Mr. Allen and Mr. Cahill; our compensation committee was comprised of Mr. Roeder (Chairman) and Mr. Greene; and our nominating and corporate governance committee was comprised of Dr. Cohen (Chairman) and Mr. Roeder.

The current members of each standing committee are identified in the following table:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kim D. Blickenstaff
Dick P. Allen	X
Edward L. Cahill	X
Fred E. Cohen, M.D., D.Phil.			Chairman
Howard E Greene, Jr.		X
Douglas A. Roeder		Chairman	X
Christopher J. Twomey	Chairman

Audit Committee

During 2017, our audit committee met four times (including telephonic meetings) and took action by written consent one time. Each of the members of the audit committee has been determined to be an “independent director” under applicable SEC rules and NASDAQ Listing Rules. Our board of directors has affirmatively determined that Mr. Twomey is designated as an “audit committee financial expert.”

Our audit committee’s responsibilities include:

•	appointing, terminating, compensating and overseeing the work of any independent auditor engaged to prepare or issue an audit report or to provide other audit, review or attest services;
•

reviewing all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and internal controls and the audits of our financial statements;
•

establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;
•	determining the compensation of the independent auditors, and of other advisors hired by the audit committee;

•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;
•	monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;
•	reviewing reports to management prepared by the internal audit function, as well as management’s response;
•	reviewing and assessing, on an annual basis, the adequacy of the audit committee’s formal written charter;
•	reviewing related party transactions for potential conflict of interest situations on an ongoing basis, and approving or rejecting such transactions; and
•	overseeing such other matters that are specifically delegated to the audit committee by our board of directors from time to time.

Compensation Committee

During 2017, our compensation committee met five times (including telephonic meetings) and took action by written consent three times. Each of the members of the compensation committee has been determined to be an “independent director” under applicable SEC rules and NASDAQ Listing Rules.

Our compensation committee’s responsibilities include:

•	developing, reviewing, and approving our overall compensation programs, and regularly reporting to the full board of directors regarding the adoption of such programs;
•

developing, reviewing and approving our cash and equity incentive plans, including approving individual grants or awards thereunder, with the exception of grants or awards to our chief executive officer which must be approved by our independent directors, and regularly reporting to the full board of directors regarding the terms of such plans and individual grants or awards;

•	reviewing and approving individual and Company performance goals and objectives that may be relevant to the compensation of executive officers and other key employees;
•

reviewing and approving the terms of any employment agreement, severance or change in control arrangements, or other compensatory arrangement with any executive officers or other key employees, with the exception of our chief executive officer for whom any such arrangements must be approved by our independent directors;

•	reviewing and discussing with management the tables and narrative discussion regarding executive officer and director compensation to be included in the annual proxy statement;
•	reviewing and assessing, on an annual basis, the adequacy of the compensation committee’s formal written charter; and
•	overseeing such other matters that are specifically delegated to the compensation committee by our board of directors from time to time.

Nominating and Corporate Governance Committee

During 2017, our nominating and corporate governance committee met four times (including telephonic meetings) and took action by written consent one time. Each of the members of the nominating and corporate governance committee has been determined to be an “independent director” under applicable SEC rules and NASDAQ Listing Rules.

Our nominating and corporate governance committee’s responsibilities include:

•	identifying and screening candidates for our board of directors, and recommending nominees for election as directors;
•	assessing, on an annual basis, the performance of our board of directors and any committee thereof;
•	overseeing overall business risk and acquiring insurance policies;
•

reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, including each committee’s respective chair, if applicable;

•	reviewing and assessing, on an annual basis, the adequacy of the nominating and corporate governance committee’s formal written charter; and
•	generally advising our board of directors on corporate governance and related matters.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee. No interlocking relationship exists between any member of our board of directors and any member of the compensation committee (or other committee performing equivalent functions) of any other company.

We have entered into an indemnification agreement with each of our directors, including Messrs. Roeder and Greene, who comprise our compensation committee.

Director Nomination Process

The goal of our nominating and corporate governance committee, which we refer to as the committee for purposes of this section, is to assemble a well-rounded board of directors that consists of directors with backgrounds that are complementary to one another, reflecting a variety of experiences, skills and expertise. In considering whether to recommend any candidate for inclusion in the slate of recommended nominees for our board of directors, including candidates recommended by stockholders, the committee applies the following selection criteria, as set forth in its charter:

•	Each director should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity;
•

Each director should be free of any conflicts of interest which would violate applicable laws, rules, regulations or listing standards, or interfere with the proper performance of his or her responsibilities;

•

Each director should possess experience, skills and attributes which enhance his or her ability to perform duties on our behalf. In assessing these qualities, the committee will consider such factors as (i) personal skills and attributes, (ii) expertise in the areas of accounting, marketing, strategy, financial reporting or corporate governance, and (iii) professional experience in diabetes care or the healthcare industry, as well as other factors that would be expected to contribute to an effective board of directors;

•	Each director should have the willingness and ability to devote the necessary time and effort to perform the duties and responsibilities of board membership; and
•

Each director should demonstrate his or her understanding that his or her primary responsibility is to our stockholders, and that his or her primary goal is to serve the best interests of those stockholders, and not his or her personal interest or the interest of a particular group.

While we do not have a formal policy regarding board diversity, it is one of a number of factors the committee takes into account in identifying and recommending nominees.

The committee believes it is appropriate for our president and chief executive officer to serve as a member of our board of directors.

The committee currently has a policy of evaluating nominees recommended by stockholders in the same manner as it evaluates other nominees. We do not intend to treat stockholder recommendations in any manner different from other recommendations. Under our bylaws, stockholders wishing to propose a director nominee should send the required information to Tandem Diabetes Care, Inc., 11075 Roselle St., San Diego, CA 92121, Attention: Corporate Secretary. We have not received director candidate recommendations from our stockholders to date.

Codes of Conduct and Ethics

We have adopted a code of ethics that applies to our chief executive officer and other senior financial officers (our chief financial officer, and other senior financial officers performing similar functions), which is designed to meet the requirements of Item 406 of Regulation S-K. We have also adopted a code of ethics that applies to all of our employees, officers and directors, which is designed to meet the requirements of the applicable NASDAQ Listing Rules. Each of these documents is available at http://investor.tandemdiabetes.com/governance.cfm. We expect that any amendment to either code of ethics, or any waivers of their respective requirements that are applicable to executive officers or directors, will be disclosed on our website or in our future filings with the SEC.

Stockholder Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors as a whole, may send such communication to: Tandem Diabetes Care, Inc., 11075 Roselle St., San Diego, CA 92121, Attention: General Counsel. Stockholders seeking to communicate with an individual director, in his or her capacity as a member of our board of directors, may send such communication to the same address, to the attention of such individual director. We will generally forward any such stockholder communication to each director to whom such stockholder communication is addressed to the address specified by each such director, unless we determine that the communication is unduly hostile, threatening, illegal or otherwise unsuitable for receipt by the directors.

DIRECTOR COMPENSATION

During 2017, pursuant to our director compensation program, we paid our non-employee directors a cash retainer for service on our board of directors and an additional amount for service on each committee of which the director is a member. The chairman of our board of directors, and the chairman of each committee, receives a higher annual retainer for such service (which is in lieu of, and not in addition to, member annual retainers). Under the program, the annual fees paid to non-employee directors for service on our board of directors, and for service on each committee of our board of directors of which the director is a member, were as follows:

	Member Annual Retainer	Chairman Annual Retainer
Board of Directors	$44,000	$88,000
Audit Committee	$8,500	$23,000
Compensation Committee	$6,000	$17,000
Nominating and Corporate Governance Committee	$5,000	$9,000

Under our director compensation program, prior to the implementation of our reverse stock-split in October 2017, each non-employee director historically received an option to purchase 25,000 shares of our Common Stock upon his or her initial election to our board of directors. These options vested in equal monthly installments over a period of 36 months following the grant date, subject to the individual’s continued service as a director. Further, annually on November 15 of each year (or on the next trading day if the 15th is not a trading day), each non-employee director historically received an option to purchase an additional 17,000 shares of our Common Stock (subject to pro-ration for each full month of service on our board of directors prior to such date). These options vested in equal monthly installments over a period of 12 months following the grant date, subject to the individual’s continued service as a director. The exercise price of each of these options was equal to the closing price of our Common Stock on the date of grant. In connection with the implementation of our 1-for-10 reverse stock-split in October 2017, the share amounts for awards to our non-employee directors were automatically adjusted in accordance with the terms of our 2013 Plan in the same proportion as the reverse stock-split.

Accordingly, in November 2017, each non-employee director then serving on our board of directors received an option to purchase 1,700 shares of our Common Stock in accordance with the terms of our director compensation program, as described above. In addition, in December 2017, each non-employee director then serving on our board of directors received an additional discretionary option to purchase 5,300 shares of our Common Stock that will vest in equal monthly installments over a period of 12 months following the grant date.

Pursuant to this proxy statement, we are asking our stockholders to approve amendments to our 2013 Plan to, among other things, increase the number of options that are awarded automatically to our non-employee directors pursuant to our director compensation program. Specifically, if the proposal is adopted, each non-employee director would be entitled to receive an option to purchase 50,000 shares of our Common Stock upon his or her initial election to our board of directors and an annual grant of an option to purchase an additional 25,000 shares of our Common Stock. The timing and vesting conditions associated with these grants will remain consistent with our historical practices as discussed above. The exercise price of all options granted to our non-employee directors will equal the closing price of our Common Stock on the date of grant. Each of these stock options, as well as any other equity awards to non-employee directors, is expected to be made pursuant to our 2013 Plan. For additional information about the proposal to amend our 2013 Plan, see the section entitled “Proposal 4: Approval of the Amendments to our 2013 Plan”.

We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

In June 2014 we implemented the Tandem Diabetes Care, Inc. Deferred Compensation Plan, or the Deferred Compensation Plan. In light of the limited utilization of the Deferred Compensation Plan, as well as the expenses associated with maintaining the plan, in May 2017, our board of directors elected to terminate the plan.

Our director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Director Compensation Table

The following table sets forth compensation information with respect to all of our non-employee directors for amounts earned during 2017.

Name	Fees Earned or Paid in Cash ($)	Options Awards($)(1)(2)	Total
Dick P. Allen	$96,500	$2,346	$98,846
Edward L. Cahill	$52,500	$2,346	$54,846
Fred E. Cohen, M.D., D.Phil., F.A.C.P.	$49,000	$2,346	$51,346
Howard E. Greene, Jr.	$50,000	$2,346	$52,346
Douglas A. Roeder	$66,000	$2,346	$68,346
Christopher J. Twomey	$67,000	$2,346	$69,346

(1)

The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our non-employee directors. These amounts reflect the grant date fair value of the options awarded to each of our non-employee directors during 2017 calculated in accordance with FASB ASC Topic 718. Information regarding assumptions made in valuing the option grants can be found in Note 6 of the “Notes to Financial Statements” included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on March 1, 2018.

(2)

The amounts do not reflect the value of certain options granted during 2017 that are subject to and conditioned upon the approval by our stockholders of an increase to the number of shares reserved for issuance under our 2013 Plan as the value of those options is not currently determinable.

The aggregate number of shares subject to outstanding stock option awards for each of our non-employee directors as of December 31, 2017 was as follows:

Name	Aggregate Number of Option Awards(1)
Dick P. Allen	10,171
Edward L. Cahill	8,500
Fred E. Cohen, M.D., D. Phil., F.A.C.P.	8,500
Howard E. Greene, Jr.	10,171
Douglas A. Roeder	8,500
Christopher J. Twomey	10,988

(1)

The amounts listed exclude the 5,300 additional options granted to each board member in December 2017, as those additional options are expressly subject to and conditioned upon the approval by our stockholders of an increase to the number of shares authorized under the 2013 Plan.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Although not required by applicable law or our charter or bylaws, as a matter of good corporate governance, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young LLP has audited our financial statements since 2008.

We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, and will be available to respond to appropriate questions from stockholders. Additionally, the representatives of Ernst & Young LLP will have an opportunity to make a statement if they so desire.

If our stockholders do not vote to ratify the appointment of Ernst & Young LLP, our audit committee will reconsider whether to retain the firm. Even if the selection is ratified, our audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Required Vote

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Audit and All Other Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2017 and December 31, 2016, and fees billed for other services rendered by Ernst & Young LLP during those periods.

Type of Fee	2017	2016
Audit Fees (1)	$-	$571,172
Audit-Related Fees (2)	-	7,500
Tax Fees (3)	-	-
Total	$-	$578,672

(1)

Audit Fees consist of fees billed for professional services performed by Ernst & Young LLP, including out-of-pocket expenses. The amounts presented relate to the audit of our annual financial statements, review of our quarterly financial statements and our registration statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees for professional services performed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and are not reported as Audit Fees, including out-of-pocket expenses.

(3)	Tax Fees consist of fees for professional services performed by Ernst & Young LLP with respect to an Internal Revenue Code, or the Code, Section 382 study and general tax advice and planning.

Our audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. Our audit committee will consider whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

AUDIT COMMITTEE REPORT

The audit committee oversees our financial reporting process on behalf of the Company’s board of directors, but management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed and discussed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including Auditing Standard No. 16, “Communication with Audit Committees” of the Public Company Accounting Oversight Board. In addition, the audit committee has discussed with Ernst & Young LLP, its independence from management and the Company, has received from Ernst & Young LLP the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 “Independence Discussions with Audit Committees”, and has considered the compatibility of non-audit services with the auditors’ independence.

We have met with Ernst & Young LLP to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ernst & Young LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. Our meetings with Ernst & Young LLP were held with and without management present. Members of the audit committee are not employed by the Company, nor does the audit committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. We and the Company’s board of directors also recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

AUDIT COMMITTEE

Christopher J. Twomey, Chairman

Dick P. Allen

Edward L. Cahill

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

Our executive officers, and their respective ages and positions with us as of March 31, 2018, are as follows:

Name	Age	Position
Kim D. Blickenstaff	65	Director, President and Chief Executive Officer
David B. Berger	48	Executive Vice President, General Counsel and Secretary
Brian B. Hansen	50	Executive Vice President and Chief Commercial Officer
Susan M. Morrison	38	Executive Vice President and Chief Administrative Officer
John F. Sheridan	62	Executive Vice President and Chief Operating Officer
Leigh A. Vosseller	45	Senior Vice President, Chief Financial Officer and Treasurer

Mr. Blickenstaff’s biography can be found under the section entitled “Proposal 1: Election of Directors” above.

David B. Berger has served as our General Counsel since August 2013, as our Corporate Secretary since January 2015, and as our Executive Vice President since January 2016. Prior to joining our company, from January 2008 until August 2013, he served as Vice President and General Counsel of Senomyx, and was promoted to Senior Vice President in January 2012. He served as Corporate Secretary of Senomyx from January 2008 until May 2014. From April 2003 until October 2007, Mr. Berger was responsible for all commercial aspects of legal affairs at Biosite. At Biosite, Mr. Berger most recently held the position of Vice President, Legal Affairs. Previously, Mr. Berger was an attorney at Cooley Godward LLP and Amylin Pharmaceuticals, Inc. Mr. Berger holds a B.A. in Economics from the University of California, Berkeley and a J.D. from Stanford Law School.

Brian B. Hansen has served as our Executive Vice President and Chief Commercial Officer since February 2016. Prior to joining our company, Mr. Hansen served from September 2014 as Chief Commercial Officer of Adaptive Biotechnologies Corp. From May 2013 to September 2014, Mr. Hansen served as Head of Commercial, Sales and Marketing, of Genoptix, a Novartis Company. From December 2005 to February 2013, he served in various roles of increasing responsibility at Gen-Probe, Inc., a medical diagnostics company, most recently serving as Senior Vice President, Global Sales and Services from January 2012 to February 2013. Mr. Hansen received an M.B.A. from the School of Business at San Diego State University and a B.S. in Business Administration from the University of Missouri-Columbia.

Susan M. Morrison has served as our Chief Administrative Officer since September 2013. From April 2013 until September 2013, she served as our Vice President, Human Resources, Corporate and Investor Relations. Ms. Morrison served as our Director, Corporate and Investor Relations, from January 2009 to March 2013, and was our Director, Corporate Services from November 2007 to December 2008. Prior to joining our company, Ms. Morrison held various positions in Corporate and Investor Relations at Biosite from August 2003 through November 2007. Ms. Morrison holds a B.A. in Public Relations from Western Michigan University.

John F. Sheridan has served as our Executive Vice President and Chief Operating Officer since April 2013. Prior to joining our company, Mr. Sheridan served as Chief Operating Officer of Rapiscan Systems, Inc., a provider of security equipment and systems, from March 2012 to February 2013. Mr. Sheridan served as Executive Vice President of Research and Development and Operations for Volcano Corporation, a medical technology company, from November 2004 to March 2010. From May 2002 to May 2004, Mr. Sheridan served as Executive Vice President of Operations at CardioNet, Inc., a medical technology company, now operating as BioTelemetry, Inc. (NASDAQ: BEAT). From March 1998 to May 2002, he served as Vice President of Operations at Digirad Corporation, a medical imaging company. Mr. Sheridan holds a B.S. in Chemistry from the University of West Florida and an M.B.A. from Boston University.

Leigh A. Vosseller has served as our Senior Vice President, Chief Financial Officer and Treasurer since January 2018. She joined us as Vice President of Finance in 2013 and was promoted to Senior Vice President of Finance in August 2017. Prior to that time, she served as Vice President and CFO at Genoptix, fka Novartis company, beginning in 2011, after initially joining Genoptix, Inc. in 2008. Prior to that she held a senior finance position at Biosite Incorporated where she played a key role in developing the financial and administrative infrastructure for international expansion. Ms. Vosseller is a certified public accountant (inactive) and holds a B.S. in Accounting from Missouri State University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2018, except as noted in the footnotes below, for:

•	each of our named executive officers (as defined in the section entitled “Executive Compensation” below);
•	each of our directors;
•	all of our executive officers and directors as a group; and
•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2018, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Information about each person, or group of affiliated persons, that is the beneficial owner of more than 5% of our outstanding shares of Common Stock is generally based on information filed with the SEC by such stockholders. Except as indicated in footnotes to this table, we believe the stockholders named in this table have sole voting and investment power with respect to all shares of common stock reported to be beneficially owned by them.

The address for each director and executive officer listed is: c/o Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121.

Percentage of beneficial ownership is based on __ shares of common stock outstanding as of March 31, 2018.

Name	Number of Shares Beneficially Owned	Warrants Exercisable by May 30, 2018	Options Exercisable by May 30, 2018	Percentage Beneficially Owned

5% or Greater Stockholders:
First Light Asset Management, LLC(1)	4,859,238			10.6%
Corrib Capital Management, L.P.(2)	4,500,000			9.8%
DexCom, Inc.	2,500,000			5.4%
Directors and Named Executive Officers:
Kim D. Blickenstaff(3)	1,236,494	584,962	145,424	4.2%
John Cajigas(4)	85,983	521	54,048	*
Brian B. Hansen	898	-	18,215	*
John F. Sheridan	777	-	42,215	*
Dick P. Allen(5)	102,761	3,186	10,204	*
Edward L. Cahill(6)	173,916	-	8,533	*
Fred E. Cohen(7)	249,620	27,514	8,533	*
Howard E. Greene, Jr.(8)	61,787	2,590	10,204	*
Douglas A. Roeder(9)	1,366,803	-	8,533	3.0%
Christopher J. Twomey(10)	79,308	697	11,021	*
All directors and executive officers as a group (13 individuals)	3,364,228	619,793	449,723	9.4%

*	Represents beneficial ownership of less than one percent (1.0%)

(1)

Consists of (i) 4,500,000 shares held by First Light Focus Fund, LP, (ii) 234,238 shares held by direct holders for whom First Light Asset Management, LLC acts as investment advisor, and (iii) 125,000 shares held by Mathew P. Arens. First Light Asset Management, LLC is the investment advisor for First Light Focus Fund, LP. First Light Focus Fund GP, LLC is the general partner of First Light Focus Fund, LP. Mr. Arens is the managing member of First Light Asset Management, LLC. Mr. Arens and each of the foregoing entities disclaim beneficial ownership except to the extent of any pecuniary interest therein.

(2)

Consists of (i) 2,085,300 shares held by Corrib Master Fund, Ltd and (ii) 2,414,700 shares held by the PCH Manager Fund, SPC. Corrib Capital Management, L.P. is the manager of each of Corrib Master Fund, Ltd and PCH Manager Fund, SPC and has shared voting and investment power over the shares held by these entities. Kevin M. Cavanaugh is a director of each of Corrib Master Fund, Ltd, PCH Manager Fund, SPC and Corrib Capital Management, L.P. and has shared voting and investment power over the shares held by each of these entities. Mr. Cavanaugh and each of the foregoing entities disclaims beneficial ownership except to the extent of any pecuniary interest therein.

(3)	Includes 1,236,494 shares and warrants to purchase up to 584,962 shares held by the Kim Blickenstaff Revocable Trust dated April 15, 2010.
(4)

Includes 84,147 shares and warrants to purchase up to 521 shares held by the John Cajigas and Mary E. Cajigas Family Trust, dated August 11, 2005. Mr. Cajigas is co-trustee of the John Cajigas and Mary E. Cajigas Family Trust, dated August 11, 2005 and has shared voting and investment power over the shares held by the John Cajigas and Mary E. Cajigas Family Trust, dated August 11, 2005. Mr. Cajigas retired from the Company, effective December 31, 2017.

(5)

Consists of (i) 63,160 shares and warrants to purchase up to 2,779 shares held by the Allen Family Trust dated October 12, 1981, (ii) 22,001 shares and warrants to purchase up to 407 shares held by Allen Cornerstone Ventures, L.P., (iii) 2,500 shares held by the Gammon Children’s 2000 Trust FBO Hannah Lee Gammon (iv) 2,500 shares held by the Gammon Children’s 2000 Trust FBO Jake Allen Gammon. Mr. Allen is trustee of the Allen Family Trust dated October 12, 1981, (v) 6,300 shares held in the Mary Allen Roth IRA, and (vi) 6,300 shares held in the Dick Allen Roth IRA. Mr. Allen is Managing Partner of Allen Cornerstone Ventures, L.P. and Mr. Allen disclaims beneficial ownership of the shares held by Allen Cornerstone Ventures, L.P., except to the extent of his proportionate pecuniary interest therein. Mr. Allen is co-trustee of the Gammon Children’s 2000 Trust FBO Hannah Lee Gammon and has shared voting and investment power over the shares held by the Gammon Children’s 2000 Trust FBO Hannah Lee Gammon, and disclaims beneficial ownership of such shares. Mr. Allen is co-trustee of the Gammon Children’s 2000 Trust FBO Jake Allen Gammon and has shared voting and investment power over the shares held by the Gammon Children’s 2000 Trust FBO Jake Allen Gammon, and disclaims beneficial ownership of such shares. Mr. Allen is married to Mary Allen, and may be deemed to have indirect beneficial ownership of the securities held in the Mary Allen Roth IRA. Mr. Allen disclaims beneficial ownership of such shares.

(6)

Consists of (i) 173,916 shares that are held by HLM Venture Partners II, L.P. and (ii) options granted to Mr. Cahill personally pursuant to our director compensation program. Mr. Cahill is one of our directors. Mr. Cahill and Peter J. Grua are the managing members of HLM Venture Associates II, L.L.C., which is the general partner of HLM Venture Partners II, L.P. Mr. Cahill has shared voting and investment power over the shares held by HLM Venture Partners II, L.P. Mr. Cahill disclaims beneficial ownership of the shares held by HLM Venture Partners II, L.P., except to the extent of his proportionate pecuniary interest therein.

(7)

Consists of 249,620 shares and warrants to purchase 27,515 held by TPG Biotechnology Partners III, L.P., as well as options granted to Dr. Cohen personally pursuant to our director compensation program. Dr. Cohen is one of our directors, and was a Partner and Managing Director of TPG Biotech, which is an affiliate of TPG Biotechnology Partners III, L.P. Although he is no longer employed by TPG, he retains a key man role in this fund. Dr. Cohen has no voting or investment power over the shares held by TPG Biotechnology Partners III, L.P. Dr. Cohen disclaims beneficial ownership of the shares held by TPG Biotechnology Partners III, L.P.

(8)	Includes 61,787 shares and warrants to purchase up to 2,590 shares held by the Greene Family Trust.

(9)

Consists of (i) 1,353,586 shares held by Delphi Ventures VIII, L.P., and (ii) 13,217 shares held by Delphi BioInvestments VIII, L.P. (together, the “Delphi Funds”), and (ii) options granted to Mr. Roeder personally pursuant to our director compensation program. Mr. Roeder is one of our directors. Mr. Roeder, James J. Bochnowski, David L. Douglass and Deepika R. Pakianathan, Ph.D are the managing members of Delphi Management Partners VIII, LLC, which is the general partner of each of the Delphi Funds. Mr. Roeder has shared voting and investment power over the shares held by the Delphi Funds. Mr. Roeder disclaims beneficial ownership of the shares held by the Delphi Funds, except to the extent of his proportionate pecuniary interest therein. The address for all entities and individuals affiliated with Delphi Ventures is 160 Bovet Rd, Suite #408, San Mateo, CA 94402

(10)

Consists of (i) 52,550 shares and warrants to purchase up to 427 shares held by the Christopher J. Twomey and Rebecca J. Twomey Family Trust UTD September 20, 2002 and (ii) 26,758 shares and warrants to purchase up to 270 shares held by Twomey Family Investments, LLC. Mr. Twomey is co-trustee of the Christopher J. Twomey and Rebecca J. Twomey Family Trust UTD September 20, 2002 and has shared voting and investment power over the shares held by the Christopher J. Twomey and Rebecca J. Twomey Family Trust UTD September 20, 2002. Mr. Twomey is Co-Manager of Twomey Family Investments, LLC and Mr. Twomey disclaims beneficial ownership of the shares held by Twomey Family Investments, LLC, except to the extent of his proportionate pecuniary interest therein.

EXECUTIVE COMPENSATION

This narrative discussion of the compensation philosophy, objectives, policies and arrangements that apply to our named executive officers and other senior management personnel is intended to assist your understanding of, and to be read together with, the Summary Compensation Table and related disclosures set forth below.

Named Executive Officers

Our “named executive officers” for 2017 include the following persons:

•	Kim D. Blickenstaff, who currently serves as our President and Chief Executive Officer, as well as a member of our board of directors, and is our principal executive officer;

•	John Cajigas, who retired from his role as our Executive Vice President, Chief Financial Officer and Treasurer as of December 31, 2017;

•	Brian B. Hansen, who currently serves as our Executive Vice President and Chief Commercial Officer; and

•	John F. Sheridan, who currently serves as our Executive Vice President and Chief Operating Officer.

Compensation Philosophy and Objectives

The primary objective of our executive compensation program is to attract and retain talented executives with the skills necessary to lead us and create long-term value for our stockholders. We recognize that there is significant competition for talented executives, especially in the medical device industry, and it can be particularly challenging for early-stage companies to recruit experienced executives. When establishing our executive compensation program, our compensation committee, which we refer to as the committee for purposes of this “Executive Compensation” section, is guided by the following four principles:

•	attract executives with the background and experience required for our future growth and success;

•	provide a total compensation package that is competitive with other companies in the medical device industry that are similar to us in size and stage of growth;

•	align the interests of our executives with those of our stockholders by tying a meaningful portion of total compensation to increases in our value through the grant of equity-based awards; and

•

tie a meaningful portion of potential total compensation to the achievement of our performance objectives, such as annual revenue, which can increase or decrease to reflect achievement with respect to the objectives.

The committee is primarily responsible for developing, reviewing and approving our compensation programs, including the compensation arrangements that apply to our named executive officers, and regularly reporting to our board of directors regarding the adoption of such programs. In particular, the committee is responsible for overseeing our cash and equity incentive plans, including approving individual grants or awards thereunder, with the exception of compensation arrangements for our chief executive officer which must be approved by our independent directors. The committee is also responsible for approving individual and company performance goals and objectives that are relevant to the compensation of our executive officers and other key employees.

The committee evaluates the total compensation of our named executive officers and other executives relative to available compensation information from companies in our industry that are similar to us in size and stage of growth. The committee’s historical practice has been to benchmark our executive salaries just above market at the 60th percentile compared to relevant survey data, in order to compete in the market for talented executives. However, this is only the starting point for the committee determination of base salary, and it retains the discretion to adjust salaries based on a number of factors, including changing pay practices in our industry or geographic area, executive retention concerns, executive performance and changes to our peer group.

The committee has not established any formal policies or guidelines for allocating between long-term and currently-paid compensation, or between cash and non-cash compensation. In determining the amount and mix of compensation elements and whether each element provides the correct incentives in light of our compensation objectives, the committee relies on its judgment and experience rather than adopting a formulaic approach to compensation decisions.

Since our initial public offering in November 2013, the committee has authorized our management team to engage an independent compensation consultant from Marsh & McLennan (which acquired Barney & Barney) to provide advisory services directly to the committee. These services have included advising the committee on the selection of an appropriate peer group of other publicly traded healthcare companies, collecting and analyzing compensation data from those companies, and performing an independent review of our compensation practices for both our executive officers, as well as our non-employee directors, as compared to the peer group. Our peer group for this analysis, which we refer to as our 2017 peer group, was selected primarily based on the peer companies’ similarities to us as of the time that the survey was performed, based on factors such as revenue, market capitalization, industry, number of employees and location. In selecting our 2017 peer group, the committee also expressed its desire to generally maintain consistency of our peer group as compared to the previous year, but also acknowledged that some of the companies in the previous peer group had been acquired or experienced significant changes that would no longer make them appropriate peers at the time that our 2017 peer group was selected. While the committee considered the decline to our own market capitalization as of the time that it was evaluating appropriate companies for the 2017 peer group, it also retained some companies from our peer group from the previous year that experienced increases in market capitalization based on the committee’s determination that such companies were otherwise sufficiently similar to our company based on other factors.

Following a review and discussion of the composition of the proposed peer group, for the purpose of making executive compensation decisions in 2017, our peer group was comprised of 21 companies in the medical device and biotechnology industries listed below, of which 18 were also part of our peer group in the prior year. With respect to Insulet, in particular, the committee recognized that the company is significantly larger than us based on revenue, market capitalization and number of employees, but determined that it should be included in our 2017 peer group because it is a direct competitor and has similar operations and target customers.

• Arena Pharmaceuticals	• Endologix	• Inogen	• Quidel
• AtriCure	• Entellus Medical	• Insulet	• Senseonics Holdings
• Atrion	• Exactech	• Intersect ENT	• Sientra
• BioTelemetry	• Fluidigm	• Invuity	• Vascular Solutions
• Cardiovascular Systems	• Genmark Diagnostics	• Orasure	• Zeltiq Aesthetics
• Cutera

Most recently, the committee considered and approved an updated peer group for purposes of compensation decisions to be made in 2018. The 2018 peer group was based on similar factors as those used to determine our 2017 peer group, but our target market capitalization of peer companies was reduced in light of the decline of our stock value over the past year. In addition, we removed companies from the 2017 peer group that had been acquired during the past year. Accordingly, the new 2018 peer group is comprised of the 18 companies listed below, of which only nine were part of our 2017 peer group.

• Accuray	• Fluidigm	• RTI Surgical	• Surmodics
• Alphatec	• Genmark Diagnostics	• Seaspine	• Transenterix
• Cutera	• Intersect ENT	• Senseonics Holdings	• Valeritas
• Endologix	• Iridex	• Sientra
• Entellus Medical	• Invuity	• STAAR Surgical

In addition to serving as our independent compensation consultant, Marsh & McLennan has provided insurance brokerage services to us since 2014 and continues to do so. We have paid Marsh & McLennan commissions in connection with the insurance brokerage services that they provided to us during the relevant periods. The committee has considered whether the work of Marsh & McLennan as a compensation consultant has raised any potential conflicts of interest, taking into account the following factors: (i) the amount of fees paid by us to Marsh & McLennan as a percentage of that firm’s total revenue, (ii) the provision of other services to us by Marsh & McLennan, (iii) Marsh &McLennan’s policies and procedures that are designed to prevent conflicts of interest, (iv) any business or personal relationship of the individual compensation advisors with any member of the committee, (v) any business relationship of Marsh & McLennan or business or personal relationship of the individual compensation advisors, with any of our executive officers and (vi) any ownership of our stock by Marsh & McLennan or the individual compensation advisors. Based on the above factors, the committee has concluded that the work of Marsh & McLennan, including the work performed by the individual compensation advisors employed by Marsh & McLennan, has not created any conflict of interest.

Compensation Elements

In light of the committee’s review of the information provided by Marsh & McLennan as set forth above, and in furtherance of our compensation philosophy and objectives, the executive compensation program for our named executive officers generally consists of a base salary, a cash incentive program, equity-based awards and other benefits. For 2017, for the reasons discussed below, the committee approved discretionary bonuses for our named executive officers in lieu of adopting an incentive cash bonus plan.

Base Salary

We pay base salaries to attract and retain key executives with the necessary experience to contribute to our future growth and success. Base salaries reflect each executive officer’s responsibility level, tenure with us, individual performance and business experience.

The committee establishes base salaries after reviewing industry compensation data and considering a number of other factors as discussed above. In order to attract executive talent and stay competitive in the market, the committee has historically targeted base salaries at approximately the 60th percentile of the salaries paid to executives with similar titles and levels of responsibility at our peer group companies. However, the committee retains the discretion to adjust salaries based on a number of factors, including changing pay practices in our industry or geographic area, executive retention concerns, executive performance, and changes to our peer group. Salaries are reviewed periodically and adjusted as the committee deems necessary or appropriate. The committee may apply different criteria for making salary adjustments for different executives.

In January 2017, the committee determined to maintain the 2016 base salaries for each of our named executive officers that were employed by us in 2017, as follows:

Name	2017 Base Salary
Kim D. Blickenstaff	$583,495
John Cajigas	$375,000
Brian B. Hansen	$375,000
John F. Sheridan	$375,000

2017 Cash Bonus Plan

For 2017, the committee did not adopt an incentive cash bonus plan applicable to senior management personnel, including our named executive officers. The committee approved a target cash bonus amount for each named executive officer, but in light of the substantial unpredictability of our business in early 2017, it subsequently elected to make the determination of any cash bonus award for 2017, or 2017 Cash Bonus, entirely discretionary.

The 2017 base salary, target percentage and resulting target cash bonus amount for each named executive officer is set forth in the table below:

Name	2017 Base Salary	Target Percentage	Target Cash Bonus
Kim D. Blickenstaff	$583,495	80%	$466,796
John Cajigas	$375,000	50%	$187,500
Brian Hansen	$375,000	50%	$187,500
John F. Sheridan	$375,000	50%	$187,500

On February 26, 2018, the committee approved the payout of a 2017 Cash Bonus to each named executive officer other than Mr. Blickenstaff, who declined to be considered for a 2017 Cash Bonus. In determining the amount of the 2017 Cash Bonuses, the committee took into account a number of factors it deemed appropriate, including our financial performance relative to our internal budgets, our achievement of product development goals, and our cash position and overall financial condition. In particular, the committee considered the following strategic objectives that were achieved during 2017:

•	commercial launches of t:slim X2 with G5 and our proprietary t:lock Connector;

•	first successful use of the Tandem Device Updater;

•	consistently superior customer service rankings;

•	successful transition of our manufacturing capabilities to our Barnes Canyon facility and the accomplishment of manufacturing process improvements;

•	meaningful progress towards the achievement of our financial goals, including our revenue and operating margin objectives;

•	completion of key regulatory and quality control objectives; and

•	advancement of our products under development in clinical trials.

The committee also considered the likely impact of making the 2017 Cash Bonus payments on our ability to motivate and retain our key employees in a manner that is compatible with the long-term interests of our stockholders.

Based on the consideration of these factors, as well as other factors deemed appropriate by the committee, the committee approved the following 2017 Cash Bonuses to the following named executive officers:

Name	2017 Cash Bonus
John Cajigas(1)	$164,813
Brian Hansen	$164,813
John F. Sheridan	$164,813

(1)	Mr. Cajigas was paid a 2017 Cash Bonus pursuant to the terms of his Retirement Agreement. For additional information, see the section entitled “Recent Executive Compensation Changes” below.

Equity-Based Awards

In keeping with our executive compensation philosophy, the committee believes that meaningful equity ownership is important to align the interests of our executives with those of our stockholders and to provide our executives with incentives to create long-term value for our stockholders. The executives’ interests are aligned with those of our stockholders because, as the value of our company increases over time, the value of the executives’ equity grants increases as well. The committee also believes that granting equity awards that vest over time promotes the retention of our executives.

In connection with our initial public offering, our board of directors and stockholders approved our 2013 Plan, which allows for the issuance of equity awards to our officers, directors and employees in the form of stock options, restricted stock, stock appreciation rights, or SARs, and restricted stock units, or RSUs.

When determining the number of equity awards to be granted to each executive, the committee generally considers several factors, including the position and level of responsibility of the executive, the executive’s tenure with us, and survey data regarding the level of equity ownership by executives with similar titles and levels of responsibility at the surveyed companies. The committee also takes into account our achievement of significant milestones during the period prior to the grant date, such as completing financing transactions or receiving regulatory clearance or approval to commercialize products. More recently, the committee has also considered that (i) the vast majority of our outstanding option awards to employees are substantially “out of the money”, and therefore lack meaningful retention incentive, and (ii) the fact that there are limited shares available for future issuance under our 2013 Plan, aside from the shares underlying outstanding stock option awards.

In May 2017, in light of the various factors described above, our independent directors approved the grant of stock options to each of our named executive officers pursuant to our 2013 Plan as set forth in the table below:

Name	Aggregate Number of Option Awards (#)
Kim D. Blickenstaff	31,500
John Cajigas	10,500
Brian B. Hansen	10,500
John F. Sheridan	10,500

Each of these options has an exercise price of $9.00 per share and vests over a period of 48 months, with 25% of the shares vesting on the date that is 12 months following the date of grant, and the remaining 75% of the shares vesting in equal monthly installments over the remaining 36 months.

Additionally, in November 2017, the committee approved the grant of stock options to Messrs. Hansen and Sheridan pursuant to our 2013 Plan as set forth in the table below:

Name	Aggregate Number of Option Awards (#)
Brian B. Hansen	100,000
John F. Sheridan	100,000

The number of options granted was also determined by reference to the factors discussed above. However, Mr. Blickenstaff declined to participate in the grant and did not receive an award, and Mr. Cajigas was not granted an award.

Each of these options has an exercise price of $2.59 per share and vests over a period of 24 months, with 50% of the shares vesting on the date that is 12 months following the date of grant, and the remaining 50% of the shares vesting in equal monthly installments over the remaining 12 months; provided, that each of the options is subject to and conditioned upon the approval by our stockholders of an increase to the number of shares reserved for issuance under our 2013 Plan. If our stockholders do not approve this increase prior to December 31, 2018, then such option awards will automatically terminate.

We expect that future equity awards will be granted to our named executive officers and other employees pursuant to our 2013 Plan, subject to obtaining the approval of our stockholders for an increase in the number of shares reserved for issuance under our 2013 Plan. For additional information about the proposal to amend our 2013 Plan, see the section entitled “Proposal 4: Approval of the Amendments to our 2013 Plan”.

Benefits

We have adopted a defined contribution 401(k) plan for the benefit of our employees. Employees are eligible to participate in the plan beginning on the first day of the calendar quarter following their date of hire. Under the terms of the plan, employees may make voluntary contributions as a percent of compensation. We do not match contributions at this time.

In June 2014, we adopted and approved the Deferred Compensation Plan. The Deferred Compensation Plan is a non-qualified deferred compensation program that we sponsor to provide non-employee directors and certain of our management employees designated by our board of directors the opportunity to defer compensation under the plan. The effective date for the Deferred Compensation Plan for the first year was July 1, 2014, and thereafter the plan year runs from January 1 to December 31. We established a trust for the purpose of reserving any benefits that may become payable under the Deferred Compensation Plan. Participation in the Deferred Compensation Plan was limited since its adoption, and none of our independent directors ever participated in the plan. In light of the limited utilization of the Deferred Compensation Plan and the expenses associated with maintaining the plan, in May 2017, our board of directors terminated the Deferred Compensation Plan and no deferrals have been contributed to the plan since then. All contributions by a participant remain fully vested. Distributions from the Deferred Compensation Plan will be governed by the Internal Revenue Code and the terms of the plan.

We also offer a standard benefits package that we believe is necessary to attract and retain key executives. Our named executive officers are eligible to participate in our health and welfare benefit plans. We also pay the premiums for long-term disability insurance and life insurance for our named executive officers.

Hedging and Pledging Policy

Our Insider Trading Policy prohibits our employees, including our named executive officers, from engaging in transactions to “hedge” ownership of our stock, including short sales or trading in any derivatives involving our securities. We believe this policy is consistent with good corporate governance and with our pay-for-performance compensation model. Our policies also prohibit pledging of our Common Stock. There are no outstanding pledged shares.

Clawback Policy

In accordance with the provisions of Section 304 of the Sarbanes-Oxley Act, if we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our chief executive officer and chief financial officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

Tax and Accounting Considerations

In making executive compensation decisions, the committee considers the impact of the provisions of Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act, or TCJA. That section generally limits the deductibility of compensation paid by a publicly-held company to “covered employees” for a taxable year to $1.0 million. Effective for taxable years beginning on and after January 1, 2018, “covered employees” generally include our chief executive officer, chief financial officer and other highly compensated executive officers. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation,” such as cash incentive and stock option awards, that satisfied certain criteria. This exception to the Section 162(m) deduction limit for “performance-based compensation” was repealed by the TCJA. Thus, except for certain “performance-based compensation” payable pursuant to written contracts that were in effect on November 2, 2017 and that are not modified in any material respect on or after that date, effective for taxable years beginning on and after January 1, 2018 our tax deduction with regard to compensation of “covered employees” is limited to $1.0 million per taxable year with respect to each executive officer. With respect to cash and equity awards that were in effect on November 2, 2017, and that are not modified in any material respect on or after that date, the committee is mindful of the benefit to us and our stockholders of the full deductibility of compensation and have taken steps so that both the cash incentive and stock option awards that we granted may qualify for deductibility under Section 162(m) of the Code. However, awards that we granted that were intended to qualify as “performance-based compensation” may not necessarily qualify for such status under Section 162(m) of the Code. With respect to cash incentive and equity awards that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

Employment Agreements

We have not entered into employment agreements with any of our current executive officers.

Employment Severance Agreements

Our board of directors has approved employment severance agreements with all of our senior management personnel, including our named executive officers. Our board of directors believes it is important to provide our executive officers with severance benefits under limited circumstances in order to provide them with enhanced financial security and sufficient incentive and encouragement to remain employed by us.

Pursuant to the terms of each of the severance agreements, if within three months prior or 12 months following a change of control (as defined in the severance agreements), the executive officer’s employment is terminated as a result of (i) an involuntary termination or (ii) a resignation for good reason (each as defined in the severance agreements), then the executive will continue to receive salary at the salary amount in effect at the time of such termination (less applicable withholdings and deductions) for the applicable severance period beginning immediately following such termination, as well as the executive’s target bonus for the year in which the termination occurs. The executive will also vest in and have the right to exercise all outstanding options, restricted stock awards and SARs that were unvested as of the date of such termination. Additionally, all of our repurchase rights with respect to any vested and unvested restricted stock will lapse and any right to repurchase any of our Common Stock will terminate.

If within 12 months following a change of control, the executive officer’s employment is terminated as a result of voluntary resignation, termination for cause, disability or death, then the executive officer will not be entitled to receive severance change of control benefits except for those as may be established under our then-existing severance and benefit plans and practices or pursuant to other written agreements between us and such executive officer.

Pursuant to the terms of each of the severance agreements, upon the termination of the executive officer’s employment for any reason, we will pay the executive:

•	any unpaid base salary due for periods prior to the termination date;

•	all of the executive’s accrued paid time off through the termination date; and

•	all expenses reasonably and necessarily incurred and submitted on proper expense reports in connection with our business prior to the termination date.

The severance agreements are substantially identical for each of the executive officers except that the severance period for Mr. Blickenstaff is 24 months and the severance period for each of Messrs. Hansen and Sheridan is 18 months.

The benefits payable under the severance agreements may be immediately terminated in certain circumstances, including the unauthorized use by an executive officer of our material confidential information or any prohibited or unauthorized competitive activity undertaken by an executive officer.

Recent Executive Compensation Changes

Retirement and Separation Agreement with John Cajigas

On December 7, 2017, we entered into a Retirement and Separation Agreement, or Retirement Agreement, with Mr. Cajigas, pursuant to which he continued to serve as a full-time employee with us through December 31, 2017, which we refer to as the Separation Date. The Retirement Agreement replaced our Amended and Restated Severance Agreement with Mr. Cajigas, dated November 4, 2013, and provided that we were obligated to provide Mr. Cajigas with, among other things, the following: (i) a cash severance payment in the aggregate amount of $375,000, of which $150,000 was paid on January 5, 2018, and $225,000 will be paid in equal installments in a manner consistent with our customary payroll schedule, commencing on July 6, 2018 and ending on December 31, 2018, (ii) the payment of the 2017 Cash Bonus, and (iii) a one-time grant of 80,000 unregistered shares of our Common Stock. In addition, certain stock options previously granted to Mr. Cajigas became immediately vested in full, and the period during which he will be permitted to exercise the options has been extended to December 31, 2019, subject to earlier termination as described in the Retirement Agreement.

Compensation Arrangement with Leigh A. Vosseller

Effective January 1, 2018, Leigh A. Vosseller, who previously served as our Senior Vice President of Finance, was promoted to Senior Vice President, Chief Financial Officer and Treasurer. In connection with her promotion, the committee approved an increase to Ms. Vosseller’s base salary from $275,834 to $345,000 effective January 1, 2018. In addition, the committee approved a target 2018 Cash Bonus for Ms. Vosseller in an amount equal to 50% of base salary for fiscal year 2018. For additional information, see the section entitled “2018 Cash Bonus Plan”.

Compensation Arrangement with Kim Blickenstaff

On January 5, 2018, at Mr. Blickenstaff’s request, our board of directors approved a reduction in Mr. Blickenstaff’s base salary from his base salary of $583,495 for 2017, or the Prior Base Salary, to $1.00 for 2018. In connection with the reduction in base salary, our board of directors also approved the adoption of a cash bonus arrangement that will be utilized to calculate the cash bonus, if any, that may become payable to Mr. Blickenstaff with respect to fiscal year 2018, or the 2018 Blickenstaff Cash Bonus. The target cash bonus amount for Mr. Blickenstaff will be set at $583,495, reflecting an amount equal to 100% of the Prior Base Salary. The 2018 Blickenstaff Cash Bonus may be earned based on the achievement of each of the following: (i) the Company’s actual revenue for fiscal year 2018 must be at least equal to a pre-established 2018 revenue target, (ii) the Company’s actual operating margin for fiscal year 2018 must be at least equal to a pre-established 2018 operating margin target, and (iii) the Company’s Earnings before Interest, Taxes, Depreciation and Amortization (excluding stock-based compensation and any payment of the 2018 Blickenstaff Cash Bonus) must be positive for the fourth fiscal quarter of 2018. If we do not achieve all of the financial performance objectives, no 2018 Blickenstaff Cash Bonus will be paid. If we achieve all of the financial performance objectives, the 2018 Blickenstaff Cash Bonus will be paid to Mr. Blickenstaff in full by no later than March 15, 2019. Mr. Blickenstaff will not be eligible for any additional cash incentive compensation for his service during 2018. We are continuing to provide Mr. Blickenstaff with standard healthcare and insurance benefits that are generally consistent with the benefits provided to the other members of our senior management team. Furthermore, for purposes of calculating any severance benefits for Mr. Blickenstaff as described above under the heading “Employment Severance Agreements”, Mr. Blickenstaff’s benefits will be determined on the basis of his Prior Base Salary and target cash bonus for 2017.

2018 Cash Bonus Plan

On March 5, 2018, the committee approved the adoption of a cash incentive plan that will be utilized to calculate the cash bonuses that may become payable to our executive officers other than Mr. Blickenstaff and other senior management personnel with respect to fiscal year 2018, which is referred to as the 2018 Cash Bonus Plan. The 2018 Cash Bonus Plan is designed to align the interests of plan participants with our business goals and strategies, and to further the objectives of our executive compensation program. As discussed below, the 2018 Cash Bonus Plan is intended to reward plan participants for their individual contributions to our achievement of pre-established financial performance objectives for fiscal year 2018 and significant product development milestones.

Target Cash Bonus Amount

The target cash bonus amount for each plan participant is set as a percentage of the participant’s base salary as determined by the committee. The 2018 base salary, target percentage and resulting target cash bonus amount for each eligible named executive officer is set forth in the table below:

Name	2018 Base Salary	Target Percentage	Target Cash Bonus
Brian Hansen	$386,250	50%	$193,125
John Sheridan	$386,250	50%	$193,125

Company Performance Objectives

Cash bonuses may be earned under the 2018 Cash Bonus Plan based on our achievement of specified financial performance objectives and product development milestones. The percentage of the target cash bonus for each named executive officer that is subject to the financial objectives and product development milestones, respectively, is set forth in the table below:

Targets	Percentage of Target Bonus
Financial Performance Objectives	80%
Product Development Milestones	20%
TOTAL	100%

Bonus payments under the 2018 Cash Bonus Plan, if any, will be made at the discretion of our board of directors or the committee. The financial performance components and product development components of the 2018 Cash Bonus Plan may be earned independent of one another. If we do not achieve any portion of any of the financial performance components or the product development components of the 2018 Cash Bonus Plan, no payouts will be made unless our board of directors or the committee, in their sole discretion, determines that there are other factors that merit consideration in the determination of bonus awards, which may be determined on an individual basis.

Company Financial Performance Objectives

The portion of the cash bonuses that relates to our financial objectives may be earned based on our actual revenue for 2018 as compared to a pre-established 2018 revenue target, or the Revenue Target, provided we also achieve at least a minimum operating margin percentage, or the Minimum Operating Percentage Target. Subject to the foregoing, the financial objective portion of the cash bonuses may be earned under the 2018 Cash Bonus Plan as follows:

•

A minimum percentage growth rate over our actual 2018 revenue, which places our revenue for 2018 at 75% of the Revenue Target, or the Minimum Revenue Target, must be achieved for any bonus to be earned under the financial performance objectives portion of the 2018 Cash Bonus Plan.

•

If our actual 2018 revenue is between this Minimum Revenue Target and the Revenue Target, the goal achievement for the financial performance objective will be calculated proportionately in a straight-line from 0% to 100%. If our actual revenue exceeds the Revenue Target, the goal achievement for the financial performance objective will be calculated proportionately as a percentage of the Revenue Target.

•

No more than 90% payout can be earned under the financial objective portion of the 2018 Cash Bonus Plan unless we meet an EBITDA Goal, which requires our actual quarterly Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and further excluding non-cash stock based compensation expense and any payment of the 2018 Cash Bonus payable to our chief executive officer, for 2018 to be positive.

Company Product Development Milestones

The portion of the cash bonuses that relates to our product development milestones generally require us to submit regulatory filings or obtain regulatory clearance and commercially launch certain products under development. Subject to the committee’s final discretion, an individual product development milestone must be achieved within a required time period for the applicable portion of the 2018 Cash Bonus Plan to be achieved. Overall goal achievement of our product development milestones will be based on the portion of the product development milestones that we actually achieve during 2018.

Potential Incremental Bonus

If our actual 2018 revenue is above 105% of the Revenue Target, and provided that we also achieve both the EBITDA Goal and a secondary minimum operating margin percentage target that reflects more favorable performance as compared to the Minimum Operating Percentage Target, then the 2018 Cash Bonus Plan has two levels of potential incremental overall goal achievement:

•

If our actual revenue is above 105% of the Revenue Target and up to 115% of the Revenue Target, the percentage of overall goal achievement under the 2018 Cash Bonus Plan will first be calculated as described above, and then the overall goal achievement under the 2018 Cash Bonus Plan will be multiplied by an amount equal to 100% plus one times each percent of revenue achievement above 105% of the Revenue Target and up to 115% of the Revenue Target, and the cash bonus will be calculated based on this modified level of goal achievement; or

•

If our actual revenue is above 115% of the Revenue Target, the percentage of overall goal achievement under the 2018 Cash Bonus Plan will first be calculated as described above, and then the overall goal achievement under the 2018 Cash Bonus Plan will be multiplied by an amount equal to 100% plus two times each percent of revenue achievement above 105% of the Revenue Target, and the cash bonus will be calculated based on this modified level of goal achievement.

Compensation Risk Assessment

We believe that, although a portion of the compensation provided to our executives and other employees is subject to the achievement of specified company performance criteria, our executive compensation program does not encourage excessive or unnecessary risk-taking. We do not believe our compensation programs are reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table provides a summary of the compensation of our named executive officers for the fiscal years ended December 31, 2017, 2016 and 2015, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)		Total ($)
Kim D. Blickenstaff	2017	$583,495	$-	$160,338	$-	$5,334		$749,167
President and Chief Executive	2016	$569,006	$-	$866,656	$-	$2,772		$1,438,434
Officer	2015	$566,310	$-	$1,093,333	$392,959	$2,772		$2,055,374
John Cajigas	2017	$389,423	$164,813	$53,546	$-	$77,835	(4)	$685,617
Former Executive Vice President,	2016	$365,000	$109,500	$523,351	$-	$966		$998,817
and Chief Financial Officer	2015	$360,379	$-	$390,525	$156,291	$630		$907,825
Brian B. Hansen	2017	$375,000	$164,813	$53,546	$-	$15,454		$608,813
Executive Vice President and	2016	$331,731	$99,519	$636,505	$-	$180,252	(6)	$1,248,007
Chief Commercial Officer(5)
John F. Sheridan	2017	$375,000	$164,813	$53,546	$-	$3,734		$597,093
Executive Vice President and	2016	$365,000	$109,500	$523,351	$-	$15,637		$1,013,488
Chief Operating Officer	2015	$360,379	$-	$390,525	$156,291	$3,105		$910,300

(1)

Mr. Blickenstaff declined to receive a cash bonus in 2016 and 2017. We did not adopt an incentive cash bonus plan with respect to 2017. The bonus amounts for 2016 reflect the value of alternative cash bonus awards approved by the committee and paid out in 2017 in lieu of any payments pursuant to our 2016 cash bonus plan, under which no bonuses were earned. For additional information, see the section entitled “Compensation Elements—2017 Cash Bonus.”

(2)

These amounts reflect the grant date fair value of certain options awarded to each of our named executive officers during 2017 calculated in accordance with FASB ASC Topic 718 (without regard to estimates of forfeitures related to service-based vesting). Information regarding assumptions made in valuing the option grants can be found in Note 6 of the “Notes to Financial Statements” included in Item 6 of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on March 1, 2017. The amounts disclosed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our named executive officers with respect to the options. In addition, the amounts do not reflect the value of certain options granted in December 2017 that are subject to and conditioned upon the approval by our stockholders of an increase to the number of shares reserved for issuance under our 2013 Plan as the value of those options is not currently determinable.

(3)

During fiscal year 2017, Mr. Hansen participated in our incentive award trip for selected members of our executive and sales teams. Amounts listed include the incremental costs to us of meals, entertainment and other expenses for Mr. Hansen of $8,443, as well as statutory tax with respect to the imputed income associated with the trip of $5,083. During fiscal year 2016, Mr. Sheridan, and Mr. Hansen and his spouse, participated in our incentive award trip for selected members of our executive and sales teams. Amounts listed include the incremental costs to us of meals, entertainment and other expenses for Mr. Hansen and his spouse of $14,860, as well as statutory tax with respect to the imputed income associated with the trip of $8,946 for fiscal year 2016. Amounts listed include the incremental costs to us of meals, entertainment and other expenses for Mr. Sheridan of $7,430, as well as statutory tax with respect to the imputed income associated with the trip for Mr. Sheridan of $4,473 for fiscal year 2016. The dollar amounts listed reflect a cell phone allowance of $888 and $962 for Mr. Hansen, which was paid to him in cash in 2017 and 2016, respectively. The dollar amounts listed reflect a cell phone allowance of $962, $962 and $333 for Mr. Sheridan, which was paid to him in cash in 2017, 2016 and 2015, respectively. The remaining amounts for each of the named executive officers reflect the value of premiums paid by us for group term life insurance.

(4)	This amount includes the payout of $76,832 for accumulated vacation, which was paid to Mr. Cajigas upon his termination of employment on December 31, 2017.
(5)	Mr. Hansen commenced his employment with us on February 1, 2016. Because he was not a named executive officer for 2015, his compensation for 2015 has been excluded.
(6)	This amount includes the value of a sign-on bonus and relocation expense reimbursement of $75,000 and $80,000, respectively, for Mr. Hansen, which was paid to him in 2016.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding equity awards held by our named executive officers as of December 31, 2017:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date(1)
Kim D. Blickenstaff	57,471	—		$11.06	4/23/2023
	54,899	—		$150.00	11/13/2023
	10,202	5,587	(2)	$119.20	5/21/2025
	10,862	12,823	(3)	$69.50	2/16/2026
	—	31,500	(4)	$9.00	5/17/2027

John Cajigas	11,935	—	(5)	$11.06	12/31/2019
	19,100	—		$150.00	3/31/2018
	3,644	—		$119.20	3/31/2018
	3,884	—		$69.50	3/31/2018
	16,920	—	(5)	$23.00	12/31/2019
	10,500	—	(5)	$9.00	12/31/2019

Brian B. Hansen	6,194	7,306	(3)	$69.50	2/16/2026
	5,640	5,640	(6)	$23.00	12/16/2026
	—	10,500	(4)	$9.00	5/17/2027
	—	100,000	(7)	$2.59	12/1/2027

John F. Sheridan	8,706	—		$11.06	4/23/2023
	9,899	—		$150.00	11/13/2023
	3,645	1,994	(2)	$119.20	5/21/2025
	6,884	4,576	(3)	$69.50	2/16/2026
	8,460	8,460	(6)	$23.00	12/16/2026
	—	10,500	(4)	$9.00	5/17/2027
	—	100,000	(7)	$2.59	12/1/2027

(1)	The expiration date of the option awards is ten years from the date of grant.
(2)

This amount represents options to purchase shares of our Common Stock that were granted on May 21, 2015 and remained unvested as of December 31, 2017. The shares underlying these options vest as to 25% of the shares on May 21, 2016, the first anniversary of the grant date, and thereafter the remaining shares vest in 36 equal monthly installments until May 21, 2019, provided that the option holder continues to provide services to us through such dates.

(3)

This amount represents options to purchase shares of our Common Stock that were granted on February 16, 2016 and remained unvested as of December 31, 2017. The shares underlying these options vest as to 25% of the shares on May 21, 2016, the first anniversary of the grant date, and thereafter the remaining shares vest in 36 equal monthly installments until February 16, 2020, provided that the option holder continues to provide services to us through such dates.

(4)

This amount represents options to purchase shares of our Common Stock that were granted on May 17, 2017 and remained unvested as of December 31, 2017. The shares underlying these options vest as to 25% of the shares on May 17, 2018, the first anniversary of the grant date, and thereafter the remaining shares vest in 36 equal monthly installments until May 17, 2021, provided that the option holder continues to provide services to us through such dates.

(5)	The vesting of certain awards previously granted to Mr. Cajigas was accelerated under the terms of his Retirement Agreement.
(6)

This amount represents options to purchase shares of our Common Stock that were granted on December 16, 2016 and remained unvested as of December 31, 2017. The shares underlying these options vest as to 50% of the shares on December 16, 2017, the first anniversary of the grant date, and the remaining 50% of the shares vest in 12 equal monthly installments until December 16, 2018, provided that the option holder continues to provide services to us through such dates.

(7)

This amount represents options to purchase shares of our Common Stock that were granted on December 1, 2017 and remained unvested as of December 31, 2017. The shares underlying these options vest as to 50% of the shares on December 1, 2018, the first anniversary of the grant date, and thereafter the remaining shares vest in 12 equal monthly installments until December 1, 2021, provided that the option holder continues to provide services to us through such dates. These options are expressly subject to and conditioned upon the approval by our stockholders of an increase to the number of shares authorized under the 2013 Plan.

Option Exercises and Stock Vested at Fiscal Year End

For the year ended December 31, 2017, there were no exercises of outstanding options by any of our named executive officers.

Stock Incentive Plans

As of December 31, 2017, the number of shares reserved for issuance, number of shares issued, number of shares underlying outstanding stock options and number of shares remaining available for future issuance under our 2006 Plan and 2013 Plan are set forth in the table below. The committee and our board of directors have determined not to make any further awards under our 2006 Plan.

As of December 31, 2017, the number of shares reserved for issuance, number of shares issued and number of shares remaining available for future issuance under our ESPP is also set forth in the table. Because of the limited number of shares available under our ESPP as of December 31, 2017, we currently have no outstanding offerings under our ESPP.

Name	Number of Shares Reserved for Issuance(1)	Number of Shares Issued	Number of Shares Underlying Outstanding Options(2)	Number of Shares Remaining Available for Future Issuance(3)
2006 Plan	268,560	87,104	151,087	—
2013 Plan	821,359	—	1,180,182	—
ESPP	163,531	163,518	—	13

(1)

On January 1, 2018, the evergreen provisions of our 2013 Plan automatically added a total of 404,776 shares to our 2013 Plan, and the evergreen provisions of our ESPP automatically added a total of 101,194 shares to our ESPP. None of these shares are reflected in the table above.

(2)

In November 2017, the committee approved the grant of options to purchase up to 811,800 shares of common stock that are expressly subject to and conditioned upon the approval by our stockholders of an increase to the number of shares of our Common Stock reserved for issuance under our 2013 Plan. These contingent options are not included in this table.

(3)	As of December 31, 2017, the number of options granted in 2017 pursuant to our 2013 Plan exceeded the remaining number of shares reserved for issuance.

2006 Stock Incentive Plan

Our 2006 Plan was originally approved by our board of directors in September 2006, was subsequently approved by our stockholders in July 2007 and was most recently amended in April 2013.

We have reserved an aggregate of 151,087 shares of our Common Stock for issuance pursuant to awards that were outstanding under our 2006 Plan as of December 31, 2017.

Our 2006 Plan permits us to make grants of options to purchase common stock intended to qualify as incentive stock options, or ISOs, under Section 422 of the Code, and options that do not so qualify, which are referred to as non-qualified stock options, or NSOs. ISOs may only be issued to our employees. NSOs may be issued to employees, officers, directors, consultants and other service providers. The option exercise price of each option granted pursuant to our 2006 Plan is determined by the committee, and may not be less than 100% of the fair market value of the common stock on the date of grant, subject to certain exceptions. The term of each option is fixed by the committee and may not exceed ten years from the date of grant. All option grants under our 2006 Plan were made pursuant to a written option agreement.

Our 2006 Plan also permits us to make grants of restricted stock. Restricted stock awards may be issued to employees, officers, directors, consultants and other service providers. The purchase price for the restricted stock awards granted pursuant to our 2006 Plan is determined by the committee, and may not be less than 85% of the fair market value of the common stock on the date of grant, subject to certain exceptions. All restricted stock grants under our 2006 Plan are made pursuant to a written restricted stock agreement.

Our 2006 Plan is administered by the committee. The committee has the authority to manage and control the administration of our 2006 Plan. In particular, the committee has the authority to determine the persons to whom awards are granted and the number of shares of common stock underlying each award. In addition, the committee has the authority to accelerate the exercisability or vesting of any award, and to determine the specific terms and conditions of each award. However, the committee typically recommends specific equity grants to each executive officer, which grants are then approved by our full board of directors.

With respect to options granted under our 2006 Plan, the committee may provide that, in the event of a “change in control,” vesting will accelerate automatically effective as of immediately prior to the change in control. The committee has the discretion to provide other terms and conditions that relate to the vesting of options upon a change in control, or for the assumption of options in the event of a change in control. Outstanding options terminate upon a change in control except to the extent they are assumed in the change in control transaction. With respect to restricted stock granted under our 2006 Plan, in the event of a change in control, all repurchase rights automatically terminate immediately prior to the change in control, and the shares immediately vest in full, except to the extent that the acquiring entity provides for the assumption of the restricted stock award, or such accelerated vesting is precluded by other limitations imposed by the committee at the time the restricted stock is issued.

The committee may amend, modify or terminate any outstanding award under our 2006 Plan, provided that no amendment to an award may substantially affect or impair the rights of any participant under any awards previously granted without such participant’s written consent.

The committee and our board of directors determined not to make any further awards under our 2006 Plan.

2013 Stock Incentive Plan

Our board of directors and our stockholders have approved our 2013 Plan. Our 2013 Plan provides us flexibility with respect to our ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business depends, and to provide additional incentives to such persons to devote their effort and skill to the advancement of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in its success and increased value.

We had an aggregate of 821,359 shares of our Common Stock reserved for issuance under our 2013 Plan as of December 31, 2017. However, as of December 31, 2017 we had outstanding options to purchase 1,180,182 shares of our Common Stock under the 2013 Plan. In addition, in November 2017 the committee approved the grant of options to purchase up to 811,800 shares of common stock, which are expressly subject to and conditioned upon the approval by our stockholders of an increase to the number of shares of our Common Stock reserved for issuance under our 2013 Plan. Accordingly, as of December 31, 2017, no shares were available for issuance under our 2013 Plan and the number of options granted pursuant to our 2013 Plan exceeded the number of shares reserved for issuance.

Our 2013 Plan currently includes evergreen provisions, which provide that the number of shares of our Common Stock reserved for issuance will automatically increase on January 1 of each calendar year during the term of our 2013 Plan by the lower of (i) 4% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year or (ii) a lesser number determined by our board of directors. On January 1, 2018, the evergreen provisions of our 2013 Plan automatically added a total of 404,776 shares to our 2013 Plan.

In this proxy statement, we are seeking the approval of our stockholders to amend our 2013 Plan to, among other things, increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,500,000 shares, and remove the evergreen provisions. If our stockholders do not approve an increase of at least 811,800 shares prior to December 31, 2018, then the conditional option awards approved in November 2017 will automatically terminate. For additional information about the terms of our 2013 Plan and the proposal to amend our 2013 Plan, see the section entitled “Proposal 4: Approval of the Amendments to our 2013 Plan”.

2013 Employee Stock Purchase Plan

Our board of directors and our stockholders have approved our ESPP. The purpose of our ESPP is to retain the services of new employees and secure the services of new and existing employees while providing incentives for such individuals to exert efforts toward our growth and success. Our ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

Our ESPP authorizes the issuance of shares of our Common Stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. We had an aggregate of 13 shares of our Common Stock reserved for issuance under our ESPP as of December 31, 2017. Our ESPP currently includes evergreen provisions, which provides that the number of shares of our Common Stock reserved for issuance will automatically increase on January 1 of each calendar year during the term of our ESPP by the lower of (i) 1% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year or (ii) a lesser number determined by our board of directors. On January 1, 2018, the evergreen provisions of our ESPP automatically added a total of 101,194 shares to our ESPP.

In this proxy statement, we are seeking the approval of our stockholders to amend our ESPP to increase the number of shares of our Common Stock reserved under our ESPP by 2,000,000 shares, and remove the evergreen provisions. For additional information about the terms of our ESPP and the proposal to amend our ESPP, see the section entitled “Proposal 5: Approval of the Amendments to our ESPP”.

COMPENSATION COMMITTEE REPORT

The compensation committee of the board of directors of Tandem Diabetes Care, Inc. has reviewed and discussed with management the Executive Compensation disclosure and related tables and footnotes contained in this Proxy Statement. Based on our review and discussion, we have recommended to the board of directors that the Executive Compensation disclosure and related tables and footnotes be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The foregoing report has been furnished by the compensation committee.

Respectfully submitted,

COMPENSATION COMMITTEE

Douglas A. Roeder, Chairman

Howard E. Greene, Jr.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions or series of similar transactions since January 1, 2017, or any currently proposed transactions, to which we were or are a party that are required to be reported in accordance with applicable SEC rules in which:

•	the amount involved exceeded or exceeds $120,000; and
•

any of our directors, nominees for director, executive officers, any holder of more than 5% of our Common Stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our board of directors has adopted a Related Party Transaction Policy to assist us in identifying, reviewing and approving or rejecting related party transactions. Under our Related Party Transaction Policy, our Compliance Officer (as defined in the Related Party Transaction Policy) is charged with the primary responsibility for determining whether, based on the facts and circumstances, a related person has a direct or indirect material interest in a current or proposed transaction. To assist the Compliance Officer in making this determination, the policy sets forth certain categories of transactions that are deemed not to involve a direct or indirect material interest of the related person. If, after applying these categorical standards and weighing all of the facts and circumstances, the Compliance Officer determines that the related person would have a direct or indirect material interest in the transaction, the Compliance Officer must present the transaction to the audit committee for review or, if impracticable under the circumstances, to the Chairman of the audit committee. The audit committee must then either approve or reject the transaction in accordance with the terms of the Related Party Transaction Policy.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Exchange Act, our directors, executive officers and beneficial owners of 10% or more of our Common Stock, which we collectively refer to as our reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our Common Stock. Based solely on our review of copies of such forms that we have received, or written representations from our reporting persons, we believe that during the fiscal year ended December 31, 2017, all of our reporting persons complied with all applicable SEC filing requirements under Section 16 of the Exchange Act.

PROPOSAL 3: APPROVAL OF THE AMENDMENT TO OUR CHARTER TO INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK

Our board of directors has adopted, subject to the approval of our stockholders, an amendment to our Charter, to increase the total number of authorized shares of our Common Stock by 100,000,000 shares, or from 100,000,000 shares to 200,000,000 shares. In order to effect this increase in the number of authorized shares of common stock, our board of directors has approved an increase to the total number of authorized shares of our capital stock by 100,000,000 shares, or from 105,000,000 shares to 205,000,000 shares. The number of authorized shares of preferred stock will remain at 5,000,000 shares.

If this proposal is approved by our stockholders, Article 4(A) of our Charter will be amended and restated to read as follows:

“A. Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which this Corporation has authority to issue is Two Hundred Five Million (205,000,000) shares. Two Hundred Million (200,000,000) shares shall be designated Common Stock, $0.001 par value per share and Five Million (5,000,000) shares shall be designated Preferred Stock, $0.001 par value per share.”

As of March 31, 2018, following the completion of a registered public offering of 34,500,000 shares of our Common Stock in February 2018, we had an aggregate of _____ shares of our Common Stock outstanding. In addition, as of March 31, 2018, there were _____ shares of our Common Stock reserved for issuance under warrants previously issued by us, ___ shares of our Common Stock subject to issuance pursuant to outstanding options, _____ shares of our Common Stock reserved for issuance under our 2013 Plan, and 101,207 shares of our Common Stock reserved for issuance under our ESPP. Pursuant to this proxy statement, we are seeking the approval of our stockholders to, among other things, increase the number of shares of our Common Stock reserved under our 2013 Plan and ESPP. Assuming each of these proposals is approved by our stockholders, as of March 31, 2018, we would have had only _____ shares of our Common Stock authorized under our Charter and available for various corporate purposes.

Reasons for the Amendment

In October 2017, we implemented a 1-for-10 reverse stock-split of our outstanding shares of Common Stock but retained our total authorized shares of common stock at 100,000,000 shares. Following the implementation of the reverse stock-split we had approximately 5,487,029 shares of our Common Stock outstanding. In October 2017, we completed a registered public offering pursuant to which we sold 4,630,000 shares of our Common Stock, Series A warrants to purchase up to 4,630,000 shares of our Common Stock and Series B warrants to purchase up to 4,630,000 shares of our Common Stock; and in February 2018 we completed a registered public offering of 34,500,000 shares of our Common Stock. While these capital raising activities were critical for improving our financial position and allowing us to continue to execute on our strategic plans, they also resulted in a significant reduction in the number of authorized shares available under our Charter. Collectively, these financing transactions represent an aggregate of 48,390,000 shares of our Common Stock.

In addition, pursuant to this proxy statement, we are seeking the approval of our stockholders to, among other things, increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,500,000 shares, and increase the number of shares of our Common Stock reserved under our ESPP by 2,000,000 shares. We believe these amendments are critical to our ability to effectively recruit and retain talented executives with the background and experience required for our future growth and success. However, assuming these proposals are approved by our stockholders, they would have the effect of increasing the aggregate number of shares of our Common Stock reserved for issuance under our equity compensation programs by 7,500,000 shares, which would further reduce the number of authorized shares available under our Charter for other corporate purposes.

Although we currently do not have any definitive plans or arrangements with respect to the future issuance of any additional shares (other than equity grants we expect to make under our equity compensation plans in the ordinary course of business), we believe these additional shares are vitally important to allow us the flexibility to prudently manage our business affairs. For example, the additional authorized shares would be available to: refinance or restructure our current or future borrowings through the issuance of shares of our Common Stock or securities exercisable or convertible into shares of our Common Stock; attract and retain employees through the issuance of additional securities under our equity compensation plans; raise capital through the sale of our Common Stock or securities convertible into or exchangeable for shares of our Common Stock; acquire other businesses, products, technologies or services in exchange for shares of our Common Stock; and pursue other transactions and corporate purposes, as determined by our board of directors from time to time to be necessary or desirable. We are seeking the amendment to our Charter to provide us with the flexibility we need to manage our business and pursue strategic opportunities, while also providing us with the leverage necessary to negotiate terms that are most favorable to us and our stockholders.

For example, as noted above, one potential purpose for which we may consider issuing shares in the future is to restructure or refinance our existing indebtedness. At December 31, 2017, we had $82.7 million of aggregate borrowings outstanding under the Term Loan Agreement with Capital Royalty Partners II, L.P. and its affiliated funds, or Capital Royalty Partners. The principal balance is due in full on the maturity date of the Term Loan Agreement, which is March 31, 2020. At the time of any repayment, we are also required to pay a back-end financing fee equal to 6.0% of the principal balance. Based on our loan balance as of December 31, 2017, the back-end financing fee represents approximately an additional $5.0 million. Accordingly, the total amount needed to repay our borrowings under the Term Loan Agreement as of December 31, 2017 is approximately $87.7 million. We are in the process of assessing our alternatives with respect to the satisfaction of our obligations under the Term Loan Agreement, and it is possible our board of directors will conclude that the most appropriate mechanism for doing so will be to refinance or restructure some or all of our obligations, which may involve the issuance of shares of our Common Stock, warrants exercisable for shares of our Common Stock or other securities convertible into or exchangeable for shares of our Common Stock. Depending on the aggregate amount of borrowings outstanding at the time, as well as other factors such as the trading price of our Common Stock, any such refinancing or restructuring transaction could involve the issuance of a greater number of shares of common stock than are presently available to us under our Charter.

Our board of directors believes that, unless the proposal to amend our Charter is approved, the limited number of authorized shares could restrict our ability to refinance or restructure our borrowings, attract and retain employees, manage our capital raising needs, or pursue other opportunistic transactions. Our board of directors further believes that increasing the total number of shares of authorized common stock will help us to meet our future capital needs, provide us with the leverage necessary to negotiate terms that are most favorable to us and our stockholders, and give us greater flexibility in responding quickly to advantageous opportunities without further approval of our stockholders (unless stockholder approval is required by applicable law or the rules of the NASDAQ Stock Market). Finally, our board of directors believes that the total number of shares authorized by the proposed amendment, relative to the number of shares of our Common Stock outstanding and reserved for issuance, is generally consistent with the number of shares authorized by other companies of our size and stage of development.

Rights of Additional Authorized Shares

Upon issuance, the additional shares of authorized common stock would have rights identical to the shares of our Common Stock currently outstanding. The additional shares of common stock will not be entitled to preemptive rights nor will existing stockholders have any preemptive right to acquire any of those shares when issued. The adoption of the proposed amendment to our Charter, and any subsequent issuance of the additional authorized shares of our Common Stock, will not affect the rights of our stockholders except for effects incidental to increasing the number of shares of our Common Stock outstanding, which may include dilution of the earnings per share and voting rights of current holders of our Common Stock.

Potential Effects of Amendment

The proposed amendment could, under certain circumstances, have an anti-takeover effect, although that is not our intention with this proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for us to impede the attempt by issuing shares of our Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The ability of our board of directors to sell shares of common stock in this manner without further stockholder approval would be subject to the NASDAQ Listing Rules, which generally require stockholder approval for a transaction other than a public offering that results in a 20% or more increase in the number of shares outstanding. However, as of the date of this proxy statement, our board of directors is not aware of any attempt to take control of us, and our board of directors has not presented this proposal with the intention that it be utilized as an anti-takeover mechanism.

Certificate of Amendment

The material terms of the amendment to our Charter are described above. This summary is qualified in its entirety by reference to the complete text of the Certificate of Amendment to our Charter, or the Certificate of Amendment. You are urged to read the actual text of the Certificate of Amendment, which is appended to this proxy statement as Appendix A and incorporated herein by reference.

Board Reservation of Rights and Effectiveness of Amendment

Our board of directors has reserved the right, in the exercise of its discretion, to abandon the proposed amendment regardless of whether the stockholders approve this proposal. If this proposal is approved by the stockholders and is not abandoned by our board of directors, it will become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which filing is expected to occur soon after the Annual Meeting.

Required Vote

The approval of the amendment to our Charter requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have the same effect as a vote against this proposal. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 4: APPROVAL OF THE AMENDMENTS TO OUR 2013 PLAN

We are seeking stockholder approval to amend our 2013 Plan to (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,500,000 shares, (ii) remove the evergreen provisions, and (iii) increase the number of options that are awarded automatically to our non-employee directors pursuant to our director compensation program, as discussed in further detail below. Our board of directors has approved the amendments to our 2013 Plan, subject to stockholder approval at the Annual Meeting.

The purpose of our 2013 Plan is to provide us flexibility with respect to our ability to attract and retain the services of qualified employees and directors upon whose judgment, initiative and efforts the successful conduct and development of our business depends, and to provide additional incentives to such persons to devote their effort and skill to our advancement by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in its success and increased value.

We had an aggregate of 821,359 shares of our Common Stock reserved for issuance under our 2013 Plan as of December 31, 2017. However, as of December 31, 2017 we had outstanding options to purchase 1,180,182 shares of our Common Stock under the 2013 Plan.   In addition, in November 2017 our compensation committee approved the grant of options to purchase up to 811,800 shares of our Common Stock to certain officers, non-employee directors and employees, which are expressly subject to and conditioned upon the approval by our stockholders of an increase to the number of shares of our Common Stock reserved for issuance under our 2013 Plan. Mr. Blickenstaff, our president and chief executive officer, declined to participate and did not receive any of these conditional option awards. If our stockholders do not approve an increase of at least 811,800 shares prior to December 31, 2018, the conditional option awards granted in November 2017 to our other officers, non-employee directors and employees will automatically terminate.

As of December 31, 2017, the number of options granted pursuant to our 2013 Plan exceeded the remaining number of shares reserved for issuance. Therefore, as of December 31, 2017, no shares were available for issuance under our 2013 Plan. On January 1, 2018, the evergreen provisions in our 2013 Plan automatically increased the number of shares of our Common Stock reserved for issuance under our 2013 Plan by 404,776 shares. As of March 31, 2018, the vast majority of these evergreen shares have also applied against previously awarded stock option awards to non-officer employees in the ordinary course of business.

Our board of directors believes it is in the best interest of our stockholders to seek an increase in the number of shares of our Common Stock reserved for issuance under our 2013 Plan so that we can continue to motivate and incentivize eligible employees and non-employee directors, fulfill the objectives of our compensation strategy and align the interests of plan participants with those of our stockholders. Our board of directors also believes it is important to seek an increase to allow for the issuance of the conditional options granted in November 2017, which our board views as critical to our ability to retain our existing officers and employees.

In connection with seeking the increase in the number of authorized shares, our board of directors also believes it is in the best interests of our stockholders to voluntarily amend our 2013 Plan to remove the evergreen provisions. This means that the number of shares authorized for issuance under our 2013 Plan will no longer be subject to automatic increases (subject to the discretion of our board of directors) each year during the remaining life of the plan. Instead, to the extent additional shares of our Common Stock are required for our 2013 Plan in the future, the prior approval of our stockholders will be required.

In considering our recommendation to increase the number of shares of our Common Stock reserved for issuance under our 2013 Plan by 5,500,000 shares, our board of directors considered a number of factors, including: the recent increase in the number of outstanding shares of our Common Stock over the past 12 months; the significant reduction in the trading price, and increased volatility, of our Common Stock over the past several years, which has caused the majority of our outstanding stock options to be “out-of-the-money”; the need to retain and incentivize our officers and employees after a period of significant financial uncertainty in our business; our historical and projected equity grant practices; and our decision to eliminate the evergreen provisions.

Our board of directors also took into account certain additional criteria relating to the potential impact of the amendments to our 2013 Plan on our stockholders. For instance, our board of directors considered the amount of the share increase relative to both the (i) total number of shares of our Common Stock outstanding, as well as (ii) our fully-diluted shares outstanding. Our board of directors also took into consideration that virtually all of the stock options granted under our 2013 Plan prior to November 2017 are currently “out-of-the-money” and therefore do not provide any meaningful incentive or retention benefits to our current employees and non-employee directors. In addition, because 811,800 shares of the requested 5,500,000 share increase will be applied towards the conditional stock option awards previously granted in November 2017, assuming the amendments to our 2013 Plan are approved, only approximately 4,688,200 shares will be available for future awards under the 2013 Plan, which equals approximately __% of the total number of shares outstanding on March 31, 2018. In light of the foregoing, our board of directors believes the additional share request to be appropriate and necessary to meet the objectives of our equity compensation program, and to be in the best interest of our stockholders.

We estimate that the shares authorized for issuance under our 2013 Plan would be sufficient to grant awards for approximately two years. However, our actual share usage is dependent on a number of important variables, including the future trading price of our Common Stock, our hiring and promotion activity, our retention needs, and market practices within our industry and geographic region. As a result, the share reserve under our 2013 Plan could last for a longer or shorter period of time than we currently expect.

Further, we are proposing to amend our 2013 Plan to prohibit the payment of dividends with respect to any shares subject to an outstanding award that has not vested, and to further prohibit the payment of dividends on options or SARs. We are not required to add this prohibition to our 2013 Plan, but are electing to do so as a matter of good corporate governance.

Finally, we are seeking to amend our 2013 Plan to increase the number of options that are awarded automatically to our non-employee directors pursuant to our director compensation program. In making this recommendation, our board of directors considered several factors, including: the significant impact that our 1-for-10 reverse stock split had on the value of the option awards granted under our non-employee director compensation program, given that the awards were based on a fixed number of shares; a review of compensation survey data provided by our independent compensation consultant, Marsh & McLennan; the significant reduction in the trading price, and increased volatility, of our Common Stock over the past several years, which has caused the majority of our outstanding stock options to be “out-of-the-money”; and the fact that our board of directors has not adopted a change to our equity grant practices under our non-employee director compensation program for approximately five years. While we are not required to obtain the approval of our stockholders to make changes to our non-employee director compensation program, including with respect to the grant of equity awards to our non-employee directors, we have elected to do so as a matter of good corporate governance.

Description of our 2013 Plan

The material terms of our 2013, as amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of our 2013 Plan, as amended. You are urged to read the actual text of our 2013 Plan, as amended, which is appended to this proxy statement as Appendix B and incorporated herein by reference.

Purpose

The purpose of our 2013 Plan is to assist us in attracting and retaining qualified employees, and aligning the interests of participating employees with those of our stockholders.

Types of Awards

The terms of our 2013 Plan provide for (i) the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, or SARs, and restricted stock units, or RSUs, and (ii) the sale or grant of restricted stock.

Shares Available for Awards

Upon the approval of this proposal, the aggregate number of shares of our Common Stock that may be issued pursuant to equity awards under our 2013 Plan, or the Authorized Shares, will not exceed the sum of (i) 480,900 shares, plus (ii) an aggregate of 745,235 shares that were added pursuant to automatic increases to the number of authorized shares under the “evergreen” provision as of January 1, 2015, 2016, 2017 and 2018, plus (iii) 5,500,000 new shares that are the subject of this proposal.

Our 2013 Plan currently includes evergreen provisions, which provide that, beginning on January 1, 2014 and on each January 1 thereafter during the term of the plan, the number of shares of our Common Stock reserved and available for issuance shall be increased by the lesser of (i) four percent (4%) of the number of shares issued and outstanding on the immediately preceding December 31st, or (ii) such lesser number of shares as determined by our board of directors. Upon the approval of this proposal, our 2013 Plan will no longer have evergreen provisions. As a result, to the extent additional Authorized Shares are required for our 2013 Plan in the future, the prior approval of our stockholders will be required.

If an equity award granted under our 2013 Plan, or any portion thereof, expires or otherwise terminates without all of the shares covered by the equity award having been issued, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under our 2013 Plan. Additionally, shares issued pursuant to equity awards granted under our 2013 Plan that are repurchased by the Company pursuant to an option agreement will become available again for issuance under our 2013 Plan. Shares subject to outstanding SARs that are settled in exchange for shares of common stock, shares used to pay the exercise price related to outstanding stock options and shares used to pay withholding taxes related outstanding stock awards will not become available again for issuance under our 2013 Plan.

Eligibility

All of our employees, non-employee directors and consultants are eligible to participate in our 2013 Plan and may receive all types of awards; provided that ISOs may be granted under our 2013 Plan only to our officers and employees.

Grant Limits

Under our 2013 Plan, a maximum of 2,000,000 shares of our Common Stock may be granted to any one participant during a single fiscal year pursuant to stock options and SARs. A maximum of 1,000,000 shares of our Common Stock may be granted to any one participant during a single fiscal year pursuant to RSUs and Restricted Stock awards.

Repricing; Cancellation and Re-Grant of Stock Awards

Under our 2013 Plan, the plan administrator does not have the authority to (i) reprice any outstanding stock options or SARs by reducing (a) the exercise price of such stock options or (b) the price per share for purposes of computing the amount payable under such SARs, or the Base Price, or (ii) cancel any outstanding stock options or SARs in exchange for cash, stock options with an exercise price that is less than the exercise price of the original stock options, or SARs with a Base Price that is less than the Base Price of the original SARs, in each case without obtaining the approval of our stockholders.

Stock Options

Stock options may be granted under our 2013 Plan pursuant to stock option agreements. Our 2013 Plan permits the grant of stock options that qualify as ISOs or NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options (ISOs)” below), may not be less than 110% of such fair market value.

While the term and provisions for termination of stock options granted under our 2013 Plan will be fixed by the plan administrator, no stock option may be exercisable more than ten years after the date it is granted. In addition, a stock option will terminate if the option holder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the option holder’s termination. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) common stock previously owned by the option holder, (iii) cancellation of indebtedness of the Company owed to the option holder, (iv) a “same day sale” commitment from the option holder and a broker-dealer whereby the option holder elects to exercise the stock option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the broker-dealer commits to forward payment for the shares directly to the Company, or (v) other legal consideration approved by the plan administrator.

Stock options granted under our 2013 Plan may vest as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under our 2013 Plan may be subject to different vesting schedules as the plan administrator may determine. The plan administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an option holder may not transfer a stock option other than by will or the laws of descent and distribution, a domestic relations order or, with the approval of the plan administrator, to family members.

Limitations on Incentive Stock Options (ISOs)

The aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate, or a Ten Percent Shareholder, unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Upon approval of this proposal, the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under our 2013 Plan will be 6,726,135 shares.

Stock Appreciation Right (SAR) Awards

SARs may be granted under our 2013 Plan pursuant to SAR agreements. Each SAR is denominated in common stock share equivalents. The Base Price of each SAR will be determined by the plan administrator but may not be less than 100% of the fair market value of the stock subject to the SAR at the time of grant. SARs may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Upon the exercise of a SAR, we will pay the participant an amount in stock, cash, in any combination of the two, or any other form of consideration as set forth in a SAR agreement equal to (1) the excess of the per share fair market value of our Common Stock on the date of exercise over the Base Price, multiplied by (2) the number of shares of common stock with respect to which the SAR is exercised. The plan administrator determines the term of SARs granted under our 2013 Plan, up to a maximum of ten years. Unless the terms of a recipient’s SAR agreement provides otherwise, SARs will be subject to the same terms and conditions upon termination or expiration and similar restrictions on transfer as stock options under our 2013 Plan. In no event may a SAR be exercised beyond the expiration of its term.

Restricted Stock Awards

Restricted stock awards may be granted under our 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for (i) cash or check, (ii) a promissory note, (iii) the cancellation of indebtedness of the Company to the recipient, (iv) waiver of compensation due to the participant for services rendered, or (v) other legal consideration approved by the plan administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit (RSU) Awards

RSUs may be granted under our 2013 Plan pursuant to RSU award agreements. RSU awards may be granted in consideration for any form of legal consideration or no consideration. We will settle a payment due to a recipient of a RSU award by delivery of shares of our Common Stock, by cash, by a combination of cash and stock, or in any other form of consideration as set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Except as otherwise provided in the applicable RSU award agreement, RSUs will be subject to similar restrictions on transfer as stock options and SARs under our 2013 Plan.

Clawback/Recovery

Stock awards granted under our 2013 Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, the plan administrator may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Dividend Equivalents

Upon the approval of this proposal, our 2013 Plan will prohibit the current payment of dividends or dividend equivalents with respect to any shares subject to an outstanding award (or portion thereof) that has not vested. For any such award, the committee may provide only for the accrual of dividends or dividend equivalents that will not be payable to the participant unless and until, and only to the extent that, such award vests. No dividends or dividend equivalents shall be paid on options or SARs.

Option Grants to Non-Employee Directors

Upon the approval of this proposal, each non-employee director would be entitled to receive an option to purchase 50,000 shares of our Common Stock (rather than 2,500 shares of our Common Stock) upon his or her initial election to our board of directors. These options would vest in equal monthly installments over a period of 36 months following the grant date, subject to the individual’s continued service as a director. Further, annually on November 15 of each year (or on the next trading day if the 15th is not a trading day), each non-employee director would be entitled to receive an option to purchase an additional 25,000 shares of our Common Stock (rather than 1,700 shares of our Common Stock). These options would vest in equal monthly installments over a period of 12 months following the grant date, subject to the individual’s continued service as a director. The exercise price of all options granted to our non-employee directors will equal the closing price of our Common Stock on the date of grant.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to our 2013 Plan; (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Dissolution

In the event we dissolve, all outstanding stock awards will terminate immediately prior to the completion of the dissolution, and we may repurchase or reacquire the shares of our Common Stock subject to repurchase rights or a forfeiture condition notwithstanding the fact that the recipient is providing continuous service. The plan administrator may provide, in its sole discretion, that some or all of the outstanding stock awards will become fully vested, exercisable, and/or no longer subject to repurchase or forfeiture prior to the dissolution but contingent on its completion.

Change in Control

Unless provided otherwise in any written option agreement, restricted stock purchase agreement, SAR agreement or RSU award agreement, as the case may be, the vesting of all options, restricted stock, SARs and RSUs granted under our 2013 Plan will accelerate automatically in the event of a “change in control” (as defined in our 2013 Plan) effective as of immediately prior to the consummation of the change in control unless (i) such equity awards are to be assumed by the acquiring or successor entity (or parent thereof), (ii) equity awards of comparable value are to be issued in exchange therefor or (iii) the equity awards granted under our 2013 Plan are to be replaced by the acquiring entity with other incentives under a new incentive program containing such terms and provisions as our compensation committee in its discretion may consider equitable.

 A change of control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by an acquisition that occurs as a result of a public offering of our securities or any financing transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (iii) a consummated sale, transfer or other disposition of all or substantially of our consolidated assets.

Plan Amendments and Termination

Our board of directors will have the authority to amend or terminate our 2013 Plan at any time. However, except as otherwise provided in our 2013 Plan, no amendment or termination of our 2013 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant.

We will obtain stockholder approval of any amendment to our 2013 Plan as required by applicable law and listing requirements, including any amendment to increase the number of Authorized Shares.

No ISOs may be granted under our 2013 Plan after the tenth anniversary of the earlier of the date our 2013 Plan was adopted by our board of the directors or approved by our stockholders.

Administration

Our board of directors has delegated authority to administer our 2013 Plan to the committee, which is considered to be the plan administrator for purposes of our 2013 Plan. Subject to the terms of our 2013 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award (which is equal to the closing sale price of our Common Stock on the NASDAQ Stock Market on the date of valuation) and exercise price of stock options and SARs granted under our 2013 Plan.

Summary of U.S. Federal Income Tax Consequences

The following is a brief summary of the material federal income tax consequences of participation in our 2013 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in our 2013 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options (ISOs)

A participant who receives an ISO will not recognize taxable income upon the grant of the option or the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the participant’s alternative minimum taxable income upon exercise. If stock received on exercise of an ISO is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same. If stock received on exercise of an ISO is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

A participant who is subject to the alternative minimum tax in the year of exercise of an ISO may be able to claim, as a credit against the participant’s regular tax liability in future years, all or a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the ISO. This credit is generally available in the first year following the year of exercise in which the participant has a regular tax liability.

Gain realized by a participant upon sale of stock issued on exercise of an ISO is taxable as long-term capital gain if the participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the participant disposes of the shares (including by gift) less than two years after the date of grant or less than one year after the date of exercise (a “disqualifying disposition”), the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. However, certain transfers may not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon death. If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). We will generally be entitled to a tax deduction in an amount equal to the amount the participant must recognize as ordinary income.

Non-Qualified Stock Options (NSOs)

Generally, no taxable income is recognized by a participant upon the grant of an NSO or at the time or times an NSO becomes vested where the exercise price of such option is no less than the fair market value of the stock underlying such option at the time such option is granted. Under our 2013 Plan, the exercise price for all options must be at least equal to the fair market value of the stock underlying such options at the time of the grant. Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by a participant who is our employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to pay the taxes due, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant, provided that certain reporting requirements are satisfied. If the exercise price of an NSO is paid by the participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the participant as a result of such exercise. If the exercise price is paid by delivering shares of our Common Stock already owned by the participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged (however, the participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the participant plus the amount of income recognized by the participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of an NSO, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Stock

If no Section 83(b) election is made and we retain repurchase rights, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, or if we do not retain any repurchase rights, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Stock Appreciation Rights (SARs)

Generally no taxable income is recognized by a participant receiving a SAR at the time the SAR is granted or at the time or times a SAR becomes vested where the base price of a SAR is no less than the fair market value of the stock underlying such SAR at the time such option is granted. Under our 2013 Plan, the base value for all SARs must be at least equal to the fair market value of the stock underlying such SARs at the time of the grant. If the participant receives the appreciation inherent in the SAR in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If the participant receives the appreciation inherent in a SAR in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the participant at the time such amount is received. We are not entitled to a federal income tax deduction upon the grant or termination of a SAR. However, upon the settlement of a SAR, we are entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.

Restricted Stock Unit (RSU) Awards and Stock Payment Awards

RSUs and stock payment awards are generally subject to ordinary income tax at the time of payment.

Tax Withholding

Under our 2013 Plan, we have the power to withhold, or require a participant to remit to it, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under our 2013 Plan. To the extent permissible under applicable tax, securities, and other laws, the administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in whole or in part, by (i) directing us to apply shares of common stock to which the participant is entitled pursuant to an award, or (ii) delivering to us shares of common stock owned by the participant.

Tax Deduction Limitation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act (the “TCJA”), which was enacted December 22, 2017, there was an exception to this $1 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year.

Deferred Compensation

Any deferrals made under our 2013 Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain SARs, stock unit awards, and other awards that provide the participant with an opportunity to defer to recognition of income. We intend to structure any awards under our 2013 Plan to meet the applicable tax law requirements, including under Section 409A, in order to avoid adverse tax consequences to participants or us.

Plan Benefits

The number of awards (if any) that may be received by individual employees or groups of employees under our 2013 Plan is in the discretion of our board of directors and therefore cannot be determined in advance.

For illustrative purposes only, the following table sets forth (i) the number shares of our Common Stock subject to stock options granted during the year ended December 31, 2017 under our 2013 Plan, including the options granted to certain officers, non-employee directors and employees in November 2017 that are expressly conditioned upon stockholder approval, and (ii) the weighted average exercise price per share of these options, for all executive officers as a group, for all non-employee directors as a group and for all employees (excluding executive officers) as a group. No restricted stock awards, RSUs or SARs have been issued pursuant to our 2013 Plan.

Identity of Group	Number of Options Granted (#)	Weighted Average Exercise Price Per Share ($)
All executive officers, as a group	444,000	$3.80
All non-employee directors, as a group	42,000	$2.58
All employees (excluding executive officers), as a group	940,867	$3.39

Required Vote

The approval of the amendments to our 2013 Plan requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

PROPOSAL 5: APPROVAL OF THE AMENDMENTS TO OUR ESPP

We are seeking stockholder approval to amend our ESPP to (i) increase the number of shares of our Common Stock reserved under our ESPP by 2,000,000 shares and (ii) remove the evergreen provisions, as discussed in further detail below. Our board of directors has approved the amendments to our ESPP, subject to stockholder approval at the Annual Meeting.

The purpose of our ESPP is to enhance our ability to attract and retain the services of employees upon whose judgement, initiative and efforts the successful conduct and development of our business largely depends, and provide additional incentives to these employees to devote their utmost effort and skill to our advancement by providing them with an opportunity to participate in the ownership of our Common Stock and thereby have an interest in the success and increased value of the Company. Because of the limited number of shares available under our ESPP, we have not offered our employees the ability to participate in any ESPP offering since May 2017. Without stockholder approval of this proposal, we believe our ability to attract and retain the services of employees would be negatively impacted, and our recruiting, retention and incentive efforts would become more difficult.

Our ESPP generally authorizes the issuance of shares of our Common Stock pursuant to purchase rights granted to our eligible employees. We had an aggregate of only 13 shares of our Common Stock reserved for issuance under our ESPP as of December 31, 2017. On January 1, 2018, the evergreen provisions in our ESPP automatically increased the number of shares of our Common Stock reserved for issuance under our ESPP by 101,194 shares. However, because of the limited number of shares available under our ESPP, our last offering under the ESPP ended in May 2017 and we currently have no outstanding offerings under our ESPP.

The number of shares of our Common Stock remaining available for issuance under our ESPP, even after taking into account the recent increase pursuant to the evergreen provision, is not sufficient for the expected levels of ongoing participation in our ESPP and the utility of our ESPP is currently limited. Our board of directors believes it is in the best interest of our stockholders to seek an increase in the number of shares of our Common Stock reserved for issuance under our ESPP so that we can continue to motivate and incentivize our employees, offer our employees the opportunity to acquire or increase their ownership interests in the Company, and fulfill the objectives of our compensation strategy.

In connection with seeking the increase in the number of authorized shares, our board of directors also believes it is in the best interests of our stockholders to voluntarily amend our ESPP to remove the evergreen provisions. This means that the number of shares authorized for issuance under our ESPP will no longer be subject to automatic increases (subject to the discretion of our board of directors) each year during the remaining life of the plan. Instead, to the extent additional shares of our Common Stock are required for our ESPP in the future, the prior approval of our stockholders will be required.

In considering our recommendation to increase the number of shares of our Common Stock reserved for issuance under our ESPP by 2,000,000 shares, our board of directors considered a number of factors, including: the historical and projected participation level under our ESPP by our eligible employees, including the level of payroll deductions anticipated to be authorized by eligible employees; the number of shares of our Common Stock purchased under our ESPP since its inception; the significant increase in the number of outstanding shares of our Common Stock since the beginning of 2017, which has had the effect of diluting our outstanding equity awards; the significant reduction in the trading price, and increased volatility, of our Common Stock over the past several years, which has resulted in an overall diminution in the value of our previously issued equity awards; and our decision to eliminate the evergreen provisions.

We estimate that the shares authorized for issuance under our ESPP would be sufficient to continue to make offerings for approximately two years. However, our actual share usage is dependent on a number of important variables, including the future trading price of our Common Stock; the rate of participation by our eligible employees; the specific terms of any offerings under the ESPP; and the level of payroll deductions authorized by our eligible employees. As a result, the share reserve under our ESPP could last for a longer or shorter period of time than we currently expect.

Description of our ESPP

The material features of our ESPP, as amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of our ESPP, as amended. You are urged to read the actual text of our ESPP, as amended, which is appended to this proxy statement as Appendix C and incorporated herein by reference.

Purpose

The purpose of our ESPP is to provide a means by which our employees may be given an opportunity to purchase our Common Stock through payroll deductions, to assist us in attracting and retaining qualified employees, and aligning the interests of participating employees with those of our stockholders.

Our ESPP is intended to qualify as an “employee stock purchase plan” as that term is defined in Section 423 of the Code.

Shares Available for Awards

Our ESPP currently includes evergreen provisions, which provide that, beginning on January 1, 2014 and on each January 1 thereafter during the term of the plan, the number of shares of our Common Stock reserved and available for issuance shall be increased by the lesser of (i) one percent (1%) of the number of shares issued and outstanding on the immediately preceding December 31st, or (ii) such lesser number of shares as determined by our board of directors, subject to specified limits. As amended, the plan will no longer include evergreen provisions. As a result, to the extent additional shares of our Common Stock are required for our ESPP in the future, the prior approval of our stockholders will be required.

To the extent that a purchase right under our ESPP terminates without having been exercised in full, any shares not purchased under such purchase right will again become available for issuance under the plan.

As of March 31, 2018, without taking into account the amendment to our ESPP set forth in this proposal, there were 101,207 shares available for purchase under our ESPP. As of March 31, 2018, assuming the proposal to amend our ESPP is adopted, there would be 2,101,207 shares available for purchase under our ESPP.

Offerings

Our ESPP is implemented by offerings of purchase rights to all eligible employees from time to time. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of common stock on each purchase date within the offering period.

The maximum length for an offering under our ESPP is 27 months. We currently expect our offerings will be approximately 24 months long and will consist of four purchase periods. Our board of directors may change the terms and dates of subsequent offerings and purchase periods pursuant to our ESPP. The provisions of separate offerings need not be identical.

Eligibility and Limitations

Generally, each regular employee (including officers) employed by us may participate in offerings under our ESPP, provided that the employee has been continuously employed by us for such period as our board of directors may require, but in no event may the required period of continuous employment be greater than two years. In addition, our board of directors may provide that employees who are customarily employed for less than 20 hours per week or less than five months per calendar year are not eligible to participate in our ESPP. Our board of directors may also provide in any offering that certain employees who are “highly compensated” as defined in the Code are not eligible to participate in our ESPP and the ESPP administrator may establish additional eligibility requirements.

In any event, no employee may participate in our ESPP if, immediately after an employee is granted a purchase right, the employee would own, directly or indirectly, shares possessing 5% or more of the total voting power or value of our Common Stock (including any shares which the employee may purchase under all outstanding purchase rights and options).

No employee may purchase more than $25,000 worth of our Common Stock (determined at the fair market value of the shares at the time his or her purchase rights are granted) under all of our employee stock purchase plans in any calendar year.

Our officers are eligible to participate in our ESPP, and have a substantial direct interest in the approval of the amendment to our ESPP. Non-employee directors are not eligible to participate in our ESPP.

Participation

Eligible employees enroll in our ESPP by submitting to us, prior to the date such employee’s participation is to be effective, an enrollment form or by completing the electronic or other procedures determined by us which authorizes us to automatically deduct after-tax dollars from such employee’s paycheck until such employee instructs us to stop those deductions or until such employee is terminated.

We currently expect that an eligible employee will be allowed to contribute up to 15% of such employee’s earnings paid during each offering. In connection with a future offering under the ESPP, we may also establish a maximum share or dollar amount that an eligible employee may purchase during a given offering or on a specified purchase date. Contributions are generally made through payroll deductions. Contribution percentages for employees must be a whole percentage of earnings withheld, up to the applicable maximum percentage of earnings. “Earnings” generally means the total cash compensation paid to an employee, including base salary, wages, overtime pay, sales commissions, cash bonuses (whether discretionary or incentive-based) and other cash compensation paid directly to such employee. Earnings exclude special incentive bonuses (including, but not limited to, employee sign-on or spot bonuses), the cost of employee benefits paid for by us, education or tuition reimbursements, travel expenses, business and moving expense reimbursements, contributions made by us on an employee’s behalf under any employee benefit plan, imputed income arising under any group insurance or benefit program of us, and income received in connection with the receipt or exercise of equity incentive awards or the sale of shares of our Common Stock.

Purchase Price

The purchase price per share of our Common Stock purchased for an employee on each purchase date of an offering in which such employee is enrolled will be 85% of the lesser of (i) the fair market value per share of our Common Stock on the offering date (i.e., the first day of the offering), or (ii) the fair market value per share for our Common Stock on the applicable purchase date, in each case rounded up to the nearest whole cent per share.

Payment of Purchase Price; Payroll Deductions

On the purchase date, payroll deductions collected from the participant over the course of the offering are automatically applied to the purchase of common stock in accordance with the terms of the ESPP and the applicable offering. To the extent permitted in the offering, a participant may increase, reduce or terminate his or her payroll deductions during an offering. All payroll deductions made on behalf of a participant are credited to a bookkeeping account in his or her name under our ESPP and deposited with our general funds and may be used by us for any corporate purpose, except where applicable law requires that such employee’s contribution be segregated or deposited with a third party.

Unless certain limitations apply, the only funds in an employee’s account at the end of an offering will be the remaining amount of contributions that cannot be used to purchase a whole share of common stock on the purchase date. This amount will be left in such employee’s account and used to purchase our Common Stock in the next offering unless applicable law requires that it be returned to such employee. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price.

Withdrawal

A participant in an offering under our ESPP may only withdraw contributions by withdrawing entirely from such offering. An employee can withdraw from the offering and receive a refund of such employee’s contributions at any time, excluding the ten (10) day period immediately preceding a purchase date of that offering (or such shorter or longer period as may be specified by us). Upon withdrawal, contributions will stop, and such employee’s contributions will be returned to the employee, less any amount previously used to purchase shares, without interest. An employee who withdraws from an offering may not re-enroll in the same offering, but may participate in any subsequent offerings under our ESPP, provided such employee is still eligible to participate and enroll in the subsequent offerings.

Automatic Termination and Enrollment

If, on the first day of a purchase period during an offering, the fair market value of our Common Stock is less than it was on the offering date for that offering, the offering that would otherwise have continued in effect will immediately terminate and the employees who were enrolled in the terminated offering will automatically be enrolled in the new offering.

Termination of Employment

Unless otherwise specified by our plan administrator, a participant’s purchase rights under any offering under our ESPP terminate immediately upon cessation of an employee’s employment for any reason, and we will distribute to such employee all of his or her contributions not already used to purchase our Common Stock under our ESPP, without interest.

Restrictions on Transfer

Purchase rights granted under our ESPP are not transferable except by will, the laws of descent and distribution, or, if permitted by us, by a beneficiary designation. During the lifetime of the participant, such purchase rights may only be exercised by the participant.

Adjustment Provisions

If certain changes occur to our capitalization (e.g., a stock split or reverse stock split of our Common Stock), our board of directors will appropriately and proportionately adjust our ESPP share reserve, the outstanding purchase rights, and the type, class, and maximum number of shares and price per share subject to outstanding purchase rights, offerings and purchase limits.

Effect of Certain Corporate Transactions

In the event of a corporate transaction, (a) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding purchase rights under our ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the corporate transaction) for those outstanding purchase rights or (b) if any surviving or acquiring corporation (or its parent company) does not assume or continue outstanding purchase rights or does not substitute similar rights for outstanding purchase rights under our ESPP, then participants’ accumulated contributions will be used to purchase shares of our Common Stock within ten business days prior to the corporate transaction under the outstanding purchase rights, and the outstanding purchase rights will terminate immediately after such purchase.

For purposes of our ESPP, a “corporate transaction” generally means the occurrence, in a single transaction or in a series of related transactions, the consummation of: (a) a sale or other disposition of all or substantially all of our and our subsidiaries’ assets; (b) a sale or other disposition of at least 50% of our outstanding securities; (c) a merger, consolidation, or similar transaction following which we are not the surviving corporation; or (d) a merger, consolidation, or similar transaction following which we are the surviving corporation but the shares of our Common Stock are converted into other securities, cash, or other property by virtue of the transaction.

Suspension, Termination and Amendment

We may suspend, terminate or amend our ESPP at any time and from time to time as our board of directors deems necessary or advisable.

Administration

Our board of directors administers our ESPP and has the final power to construe and interpret both our ESPP and the purchase rights granted under it. Our board of directors has the power, subject to the provisions of our ESPP, to determine when and how purchase rights to purchase our Common Stock will be granted, and the provisions of each offering of such purchase rights (which offerings need not be identical).

Our board of directors has the power to delegate administration of our ESPP to a committee composed of not fewer than one member of our Board. Our Board has delegated administration of our ESPP to the compensation committee. Our board of directors and our compensation committee are considered to be the “plan administrator” for purposes of this proposal.

Summary of U.S. Federal Income Tax Consequences

The following is a brief summary of the material federal income tax consequences of participation in our ESPP. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in our ESPP may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Purchase rights granted under our ESPP are intended to qualify for favorable federal income tax treatment associated with purchase rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right, until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares.

If the Common Stock is disposed of more than two years after the beginning of the offering period and more than one year after the Common Stock is transferred to the participant, then the lesser of: (1) the excess of the fair market value of the Common Stock at the time of such disposition over the purchase price, or (2) the excess of the fair market value of the Common Stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income.

Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the Common Stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the Common Stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the Common Stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the Common Stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the Common Stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of purchase rights under our ESPP. We are generally entitled to a deduction to the extent amounts are taxed as ordinary income to a participant.

Plan Benefits

Participation in our ESPP is voluntary and each eligible employee will make his or her own decision regarding whether to participate in the plan, and the level of payroll deductions he or she authorizes. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under our ESPP. Further, the number of shares of our Common Stock that may be purchased under our ESPP is determined, in part, by the price of our Common Stock on the first and last day of each offering period or purchase period, as applicable. Accordingly, the actual number of shares of our Common Stock that may be purchased by individual employees or groups of employees is not determinable.

Our last offering under the ESPP ended in May 2017, and we have not commenced any new offering under the ESPP since that date. Nevertheless, for illustrative purposes only, the following table sets forth (i) the number of shares of our Common Stock that were purchased during the year ended December 31, 2017 under our ESPP, and (ii) the weighted average purchase price paid per share of our Common Stock for such shares, for all executive officers as a group and all other employees (excluding executive officers) who participated in our ESPP as a group.

Identity of Group	Number of Shares Purchased (#)	Weighted Average Purchase Price Per Share ($)
All executive officers as a group	2,866	$7.70
All other employees (excluding executive officers) as a group	36,183	$7.70

Required Vote

The approval of the amendments to our ESPP requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, returned proxies will be voted for the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2019 must be received by us no later than December 31, 2018 in order to be included in our proxy statement and form of proxy relating to that meeting. In order to be included in the proxy statement, these proposals must comply with the requirements as to form and substance established by the SEC for such proposals.

Under our amended and restated bylaws, a stockholder who wishes to make a proposal at the annual meeting of stockholders to be held in 2019 without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than the close of business on February 14, 2019 and no later than the close of business on March 16, 2019. Our bylaws specify certain requirements regarding the form and content of such a notice.

ANNUAL REPORT

A copy of our Annual Report has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in this Proxy Statement and the accompanying Notice. Please see the response to the question entitled “Why did I receive a notice in the mail regarding the Internet availability of proxy materials?” above for additional information.

Any person who was our stockholder on the record date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request from such stockholder. Requests should be directed in writing to Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel, or by telephone to (858) 366-6900.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks, agents and other nominees to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their bank, broker or other nominee and have consented to householding will receive only one copy of our proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your bank, broker or other nominee. You may also obtain additional copies of the proxy statement or annual report without charge by contacting us at Tandem Diabetes Care, Inc., 11075 Roselle Street, San Diego, California 92121, Attention: General Counsel, or by telephone to (858) 366-6900.

Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their bank, broker or other nominee, or by contacting us as indicated above.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be submitted for consideration by our stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, or any adjournment or postponement thereof, the shares of our Common Stock represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Kim D. Blickenstaff

President and Chief Executive Officer

San Diego, California

April __, 2018

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TANDEM DIABETES CARE, INC.

a Delaware corporation

Tandem Diabetes Care, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify that:

FIRST: The name of the corporation is Tandem Diabetes Care, Inc. (the “Corporation”).

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”).

THIRD:  upon the effectiveness of this Certificate of Amendment, Article 4(A) of the Certificate of Incorporation is hereby amended and restated to read in full as follows:

“A.  Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which this Corporation has authority to issue is Two Hundred Five Million (205,000,000) shares. Two Hundred Million (200,000,000) shares shall be designated Common Stock, $0.001 par value per share and Five Million (5,000,000) shares shall be designated Preferred Stock, $0.001 par value per share.”

FOURTH: That thereafter, the holders of the necessary number of shares of capital stock of the Corporation voted in favor of the foregoing amendment at the Corporation’s 2018 Annual Meeting of Stockholders called and held on June 14, 2018 upon notice in accordance with the provisions of Section 222 of the Delaware General Corporation Law.

FIFTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

[Signature page follows]

i

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this ___day of ____________, 2018.

TANDEM DIABETES CARE, INC.

Kim D. Blickenstaff

President & Chief Executive Officer

APPENDIX B

TANDEM DIABETES CARE, INC.

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on March 12, 2018

ARTICLE 1.

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to amend and restate, in its entirety, the 2013 Stock Incentive Plan, originally adopted by the Board on October 29, 2013, (b) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (c) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein shall have the meanings indicated below:

2.1 Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 Affiliated Company. “Affiliated Company” means:

(a) with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Nonqualified Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights, any entity described in paragraph (a) of this Section 2.2, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.

2.3 Base Price. “Base Price” means the price per share of Common Stock for purposes of computing the amount payable to a Participant who holds a Stock Appreciation Right upon exercise thereof.

2.4 Board. “Board” means the Board of Directors of the Company.

2.5 Cause. “Cause” means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct.

2.6 Change in Control. “Change in Control” means:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; provided, however, that a Change in Control shall not result upon such acquisition of beneficial ownership if such acquisition occurs as a result of a public offering of the Company’s securities or any financing transaction or series of financing transactions;

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

Notwithstanding the foregoing, if (i) a transaction does not qualify as a change in control event within the meaning of Section 409A of the Code and (ii) treating such transaction as a Change in Control would cause, give rise to or otherwise result in a failure to satisfy the distribution requirements of Section 409A(a)(2)(A) of the Code (to the extent the Plan and the applicable Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement are not exempt therefrom), then such transaction will not be deemed a Change in Control.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 9.1.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2.

2.10 Company. “Company” means Tandem Diabetes Care, Inc., a Delaware corporation, or any entity that is a successor to the Company.

2.11 Continuous Service. Unless otherwise provided in the Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement, the terms of which may be different from the following, “Continuous Service” means (a) Participant’s employment by either the Company or any Affiliated Company, or by a successor entity following a Change in Control, which is uninterrupted except for vacations, illness (not including permanent Disability), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, as applicable, (b) service as a member of the Board until the Participant resigns, is removed from office, or Participant’s term of office expires and he or she is not reelected, or (c) so long as the Participant is engaged as a Consultant or other Service Provider. Notwithstanding the foregoing, if (i) a termination, leave of absence, resignation, expiration or other cessation of engagement or employment does not qualify as a separation from service from the Company within the meaning of Section 409A of the Code and (ii) treating such termination, leave of absence, resignation, expiration or other cessation of engagement or employment as a termination of Continuous Service would cause, give rise to or otherwise result in a failure to satisfy the distribution requirements of Section 409A(a)(2)(A) of the Code (to the extent the Plan and the applicable Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement are not exempt therefrom), then such termination, leave of absence, resignation, expiration or other cessation of engagement or employment will not be deemed a termination of Continuous Service.

2.12 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.13 Effective Date. “Effective Date” means October 29, 2013.

2.14 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.15 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable by the Optionee to the Company upon exercise of an Option.

2.16 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on The NASDAQ Stock Market or another stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on The NASDAQ Stock Market or principal stock exchange on which the Common Stock is then listed or admitted for trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on The NASDAQ Stock Market or such exchange on the next preceding day on which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on The NASDAQ Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

2.17 FINRA Dealer. “FINRA Dealer” means a broker-dealer that is a member of the Financial Industry Regulatory Authority.

2.18 Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.20 Initial Limit. “Initial Limit” means four million eight hundred nine thousand 4,809,000 shares.

2.21 Insider Trading Policy. “Insider Trading Policy” means the insider trading policy of the Company, as adopted by the Board and then in effect.

2.22 New Incentives. “New Incentives” has the meaning set forth in Section 11.1(b).

2.23 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.8 below, it shall to that extent constitute a Nonqualified Option.

2.24 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.25 Option. “Option” means any option to purchase Common Stock granted pursuant to this Plan.

2.26 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under this Plan.

2.27 Optionee. “Optionee” means any Participant who holds an Option.

2.28 Participant. “Participant” means an individual or entity that holds Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights under this Plan.

2.29 Performance Criteria. “Performance Criteria” means the criteria that the Administrator may select from time to time for purposes of establishing the performance goals or objectives applicable to the vesting of any Incentive Option, Nonqualified Option, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights granted under the Plan, which are limited to any one of, or combination of, the following (which may be applicable to the Company, an Affiliated Company, a division, business unit or product of the Company or any Affiliated Company, or any combination of the foregoing, and which may be stated as an absolute amount, a target percentage over a base percentage or absolute amount, or the occurrence of a specific event): revenue or sales, gross profit (loss), operating income (loss), earnings (loss) before interest, taxes, depreciation and amortization (EBITDA); net income (loss) (either before or after interest, taxes, depreciation and/or amortization), cash flow, cash or working capital balance, changes in the market price of the Common Stock, earnings (loss) per share of Common Stock (EPS), product development or regulatory milestones, acquisitions or strategic transactions, return on capital, assets, equity, or investment, total stockholder return, expense amount or reduction, operating efficiency, number of customers and customer satisfaction, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

2.30 Plan. “Plan” means this Amended and Restated 2013 Stock Incentive Plan of the Company.

2.31 Purchase Price. “Purchase Price” means the purchase price per share of Restricted Stock.

2.32 Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 7, subject to any restrictions and conditions as are established pursuant to such Article 7.

2.33 Restricted Stock Agreement. “Restricted Stock Agreement” means the written agreement entered into between the Company and a Participant evidencing the grant of Restricted Stock under the Plan.

2.34 Restricted Stock Unit. “Restricted Stock Unit” means a right to receive an amount equal to the Fair Market Value of one share of Common Stock, issued pursuant to Article 6, subject to any restrictions and conditions as are established pursuant to Article 6.

2.35 Restricted Stock Unit Agreement. “Restricted Stock Unit Agreement” means the written agreement evidencing the grant of Restricted Stock Units to a Participant under the Plan.

2.36 Securities Act. “Securities Act” means the Securities Act of 1933, as amended.

2.37 Service Provider. “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

2.38 Stock Appreciation Right. “Stock Appreciation Right” means a right issued pursuant to Article 8, subject to any restrictions and conditions as are established pursuant to Article 8, that is designated as a Stock Appreciation Right.

2.39 Stock Appreciation Right Agreement. “Stock Appreciation Right Agreement” means the written agreement entered into between the Company and a Participant evidencing the grant of Stock Appreciation Rights under the Plan.

2.40 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options; Restricted Stock Units; Restricted Stock and Stock Appreciation Rights. Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights under the Plan.

3.3 Annual Limitation. Subject to adjustment as to the number and kind of shares pursuant to Section 4.2, in no event shall any Participant be granted in any one calendar year (a) Options or Stock Appreciation Rights pursuant to which, in the case of Options, the aggregate number of shares of Common Stock that may be acquired thereunder, or, in the case of Stock Appreciation Rights, the aggregate number of shares of Common Stock covered thereby, exceeds two million (2,000,000) shares or (b) Restricted Stock Units or Restricted Stock pursuant to which the aggregate number of shares of Common Stock covered thereby exceeds one million (1,000,000) shares.

3.4 Deferrals. To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Option, Restricted Stock Units, Restricted Stock or Stock Appreciation Right may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Administrator may provide for distributions while a Participant is providing Continuous Service to the Company.

ARTICLE 4.

PLAN SHARES

4.1 Shares Subject to the Plan. The maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 6,726,135 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2.  Subject to such overall limitation, the maximum aggregate number of shares of Common Stock that may be issued in the form of Incentive Options shall not exceed 6,726,135 shares, subject to adjustment as provided in Section 4.2. For purposes of this limitation, in the event that (a) all or any portion of any Options or Stock Appreciation Rights granted under the Plan can no longer under any circumstances be exercised, (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement, or (c) all or any portion of any Restricted Stock Units or Restricted Stock granted under the Plan are forfeited or can no longer under any circumstances vest, the shares of Common Stock allocable to or covered by the unexercised or unvested portion of such Options, Stock Appreciation Rights, Restricted Stock Units or Restricted Stock or the shares of Common Stock so reacquired shall again be available for grant or issuance under the Plan. The following shares of Common Stock may not again be made available for issuance as awards under the Plan: (x) the gross number of shares of Common Stock subject to outstanding Stock Appreciation Rights settled in exchange for shares of Common Stock, (y) shares of Common Stock used to pay the Exercise Price related to outstanding Options, or (z) shares of Common Stock used to pay withholding taxes related to outstanding Options, Stock Appreciation Rights or Restricted Stock Units.  The shares available for issuance under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company.

4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to or covered by outstanding Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreements or Stock Appreciation Right Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1 Grant of Stock Options. The Administrator (or pursuant to Section 9.2, an officer of the Company) shall have the right to grant pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved.

5.2 Option Agreements. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each Option Agreement may be different from each other Option Agreement.

5.3 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted. However, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424 of the Code.

5.4 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the cancellation of indebtedness of the Company to the Optionee; (e) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.5 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.6 Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Options, unless a later date is otherwise specified by the Administrator. The Option Agreement and a copy of this Plan will be delivered to the Optionee within a reasonable time after the granting of the Option.

5.7 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria as shall be determined by the Administrator.

5.8 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.9 Nontransferability of Options. Except as otherwise provided in this Section 5.9, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (a) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (b) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (c) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act.

5.10 Non-Employee Directors.

(a) Each non-employee director of the Company who commences service on the Board after March 12, 2018 shall automatically be granted a Nonqualified Option to purchase fifty thousand (50,000) shares of Common Stock. The exercise price of such Nonqualified Options shall be at Fair Market Value on the date of commencement of such director’s service on the Board. Such Nonqualified Options shall vest in thirty six (36) equal monthly installments commencing one month following the date of grant.

(b) Each non-employee director shall also automatically be granted, on November 15 of each year, commencing on November 15, 2018, a Nonqualified Option to purchase twenty-five thousand (25,000) shares of Common Stock. To the extent a non-employee director commences service on the Board on a date other than November 15, such director shall receive (in addition to the Nonqualified Options referred to in subsection (a) above), on the first November 15 to occur following the date of commencement of such director’s service on the Board, a Nonqualified Option to purchase a number of shares equal to (x) twenty-five thousand (25,000) shares of Common Stock, multiplied by (y) the number of full months of service on the Board prior to such November 15 grant date (up to a maximum of twelve (12) months), divided by twelve (12). The exercise price of such Nonqualified Options shall be at Fair Market Value on the date of grant. Such Nonqualified Options shall vest in twelve (12) equal monthly installments commencing one month following the date of grant.

5.11 Rights as a Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised in accordance with the terms of the relevant Option Agreement.

5.12 Unvested Shares. The Administrator shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock on such terms and conditions as the Administrator shall determine from time to time.

5.13 Notice of Disqualifying Disposition of Incentive Option Shares. If a Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the exercise of an Incentive Option on or before the later of (i) the date two (2) years after the date of grant of such Incentive Option, or (ii) the date one (1) year after the date of exercise of such Incentive Option, such Participant shall immediately notify the Company in writing of such disposition.

5.14 Compliance with Code Section 409A. Notwithstanding anything in this Article 5 to the contrary, to the extent that any Option is subject to Code Section 409A, the Option is intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 6.

RESTRICTED STOCK UNITS

6.1 Grants of Restricted Stock Units. The Administrator shall have the right to grant pursuant to this Plan Restricted Stock Units subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved.

6.2 Restricted Stock Unit Agreements. A Participant shall have no rights with respect to the Restricted Stock Units covered by a Restricted Stock Unit Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Unit Agreement. Each Restricted Stock Unit Agreement shall be in such form, and shall set forth such other terms, conditions and restrictions of the Restricted Stock Unit Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each Restricted Stock Unit Agreement may be different from each other Restricted Stock Unit Agreement.

6.3 Vesting of Restricted Stock Units. Each Restricted Stock Unit shall vest in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria as shall be determined by the Administrator.

6.4 Form and Timing of Settlement. Except as otherwise provided in a Restricted Stock Unit Agreement, settlement in respect of vested Restricted Stock Units will be automatic upon vesting thereof. Payment in respect thereof will be made no later than thirty (30) days thereafter and may, in the discretion of the Administrator, be in cash, shares of Common Stock of equivalent Fair Market Value as of the date of vesting, or a combination of both, except as otherwise provided in a Restricted Stock Unit Agreement.

6.5 Rights as a Stockholder. Holders of Stock Appreciation Rights shall have no rights or privileges as a stockholder with respect to any shares of Common Stock covered thereby unless and until they become owners of shares of Common Stock following settlement in respect of such Stock Appreciation Rights, in whole or in part, in shares of Common Stock, pursuant to the terms, restrictions and conditions set forth in the relevant Restricted Stock Unit Agreement.

6.6 Restrictions. Restricted Stock Units may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Unit Agreement or as authorized by the Administrator.

6.7 Compliance with Code Section 409A. Notwithstanding anything in this Article 6 to the contrary, all awards of Restricted Stock Units must be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 7.

RESTRICTED STOCK

7.1 Issuance and Sale of Restricted Stock. The Administrator shall have the right to issue shares of Restricted Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved. The Purchase Price of Restricted Stock (which may be zero) shall be determined by the Administrator.

7.2 Restricted Stock Purchase Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 7.3 and has executed and delivered to the Company the applicable Restricted Stock Agreement. Each Restricted Stock Agreement shall be in such form, and shall set forth such terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each Restricted Stock Agreement may be different from each other Restricted Stock Agreement.

7.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the Participant’s promissory note in a form and on terms acceptable to the Administrator; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

7.4 Vesting of Restricted Stock. Each share of Restricted Stock shall vest in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria as shall be determined by the Administrator.

7.5 Rights as a Stockholder. Upon complying with the provisions of Section 7.2, a Participant shall have the rights of a stockholder with respect to Restricted Stock, including voting and dividend rights (subject to Section 9.6), subject to the terms, restrictions and conditions set forth in the relevant Restricted Stock Agreement.

7.6 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

7.7 Compliance with Code Section 409A. Notwithstanding anything in this Article 7 to the contrary, all awards of Restricted Stock must be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 8.

STOCK APPRECIATION RIGHTS

8.1 Grants of Stock Appreciation Rights. The Administrator shall have the right to grant pursuant to this Plan, Stock Appreciation Rights subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify whether and the extent to which such Performance Criteria were achieved.

8.2 Stock Appreciation Right Agreements. A Participant shall have no rights with respect to the Stock Appreciation Rights covered by a Stock Appreciation Right Agreement until the Participant has executed and delivered to the Company the applicable Stock Appreciation Right Agreement. Each Stock Appreciation Right Agreement shall be in such form, and shall set forth the Base Price and such other terms, conditions and restrictions of the Stock Appreciation Right Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem appropriate. Each such Stock Appreciation Right Agreement may be different from each other Stock Appreciation Right Agreement.

8.3 Base Price. The Base Price per share of Common Stock covered by each Stock Appreciation Right shall be determined by the Administrator and will be not less than 100% of Fair Market Value on the date the Stock Appreciation Right is granted. However, a Stock Appreciation Right may be granted with a Base Price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another stock appreciation right in a manner satisfying the provisions of Section 409A of the Code.

8.4 Term and Termination of Stock Appreciation Rights. The term and provisions for termination of each Stock Appreciation Right shall be as fixed by the Administrator, but no Stock Appreciation Right may be exercisable more than ten (10) years after the date it is granted.

8.5 Vesting and Exercise of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives as shall be determined by the Administrator.

8.6 Amount, Form and Timing of Settlement. Upon exercise of a Stock Appreciation Right, the Participant who holds such Stock Appreciation Right will be entitled to receive payment from the Company in an amount equal to the product of (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Base Price per share of Common Stock covered by such Stock Appreciation Right and (b) the number of shares of Common Stock with respect to which such Stock Appreciation Right is being exercised. Payment in respect thereof will be made no later than thirty (30) days after such exercise, provided that such payment will be made in a manner such that no amount of compensation will be treated as deferred under Treasury Regulation Section 1.409A-1(b)(5)(i)(D). Such payment may, in the discretion of the Administrator, be in cash, shares of Common Stock of equivalent Fair Market Value as of the date of exercise, or a combination of both, except as specifically provided in the Stock Appreciation Right Agreement.

8.7 Rights as a Stockholder. Holders of Stock Appreciation Rights shall have no rights or privileges as a stockholder with respect to any shares of Common Stock covered thereby unless and until they become owners of shares of Common Stock following settlement in respect of such Stock Appreciation Rights, in whole or in part, in shares of Common Stock, pursuant to the terms, restrictions and conditions set forth in the relevant Stock Appreciation Rights Agreement.

8.8 Restrictions. Stock Appreciation Rights may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Stock Appreciation Right Agreement or as authorized by the Administrator.

8.9 Unvested Shares. The Administrator shall have the discretion to grant Stock Appreciation Rights that may be exercised or settled for unvested shares of Common Stock on such terms and conditions as the Administrator shall determine from time to time.

8.10 Compliance with Code Section 409A. Notwithstanding anything in this Article 8 to the contrary, all award of Stock Appreciation Rights are intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 9.

ADMINISTRATION OF THE PLAN

9.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to the Committee. Each of the members shall meet the independence requirements under the then applicable rules, regulations or listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which the Common Stock is then listed or admitted to trading. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 16 of the Exchange Act. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

9.2 Delegation to an Officer. To the extent authorized by applicable law, the Board may delegate to one or more officers of the Company the authority to do one or both of the following: (a) designate employees (other than officers) of the Company or any of its subsidiary corporations to be recipients of Incentive Options, Nonqualified Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights and (b) determine the number of shares of Common Stock to be subject to such Options or Stock Appreciation Rights or to be issued as Restricted Stock Units or Restricted Stock and granted to such employees (other than officers) of the Company or any of its subsidiary corporations; provided, however, that the resolutions of the Board regarding such delegation shall specify that grants of Plan awards to employees pursuant to this Section 9.2 shall be consistent with specific parameters approved in advance by the Committee.

9.3 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in this Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options, Nonqualified Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights shall be granted, the number of shares to be represented by each Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement, and the Exercise Price of such Options, the Purchase Price of the Restricted Stock and the Base Price of such Stock Appreciation Rights; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreements and Stock Appreciation Right Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement; (g) to accelerate the vesting of any Option, Restricted Stock Unit, Restricted Stock or Stock Appreciation Right; (h) to extend the expiration date of any Option Agreement or Stock Appreciation Right Agreement; (i) to amend outstanding Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreements or Stock Appreciation Right Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of this Plan, but only to the extent not contrary to the express provisions of this Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under this Plan shall be final and binding on the Company and all Participants. Notwithstanding any term or provision in this Plan, the Administrator shall not have the power or authority, by amendment or otherwise to extend the expiration date of an Option or Stock Appreciation Right beyond the original expiration date of such Option or Stock Appreciation Right.

9.4 Repricing Prohibited. Subject to Section 4.2, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), neither the Committee nor the Board shall amend the terms of outstanding awards to reduce the Exercise Price of outstanding Options or the Base Price of outstanding Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, Options with an Exercise Price that is less than the Exercise Price of the original Options, or Stock Appreciation Rights with a Base Price that is less than the Base Price of the original Stock Appreciation Rights, in each case without approval of the Company’s stockholders, evidenced by a majority of votes cast.

9.5 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

9.6No Dividends on Unvested Awards. The Administrator may not provide for the current payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an outstanding award granted under the Plan (or portion thereof) that has not vested.  For any such award, the Committee may provide only for the accrual of dividends or dividend equivalents that will not be payable to the Participant unless and until, and only to the extent that, such award vests.  No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

ARTICLE 10.

RESTRICTIONS; EXTENSIONS

10.1 Recovery. All Options and Stock Appreciation Rights, or any shares of Common Stock or cash issued or awarded pursuant to the exercise of Options or Stock Appreciation Rights, and all Restricted Stock and Restricted Stock Units will be subject to recoupment in accordance with any clawback or recovery policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in a Stock Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement or Restricted Stock Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

10.2 Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Option Agreement or Stock Appreciation Right Agreement or other individual written agreement between the Company or any Affiliated Company and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, shall mean Cause as defined in this Plan. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Administrator, in its sole discretion. Any determination by the Administrator that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Options or Stock Appreciation Rights held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

10.3 Extension of Termination Date.

(a) If the exercise of an Option or Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the Securities Act, then the Option or Stock Appreciation Right will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service (as set forth in the applicable award agreement) as extended for any period of time during which the exercise of the Option or Stock Appreciation Right would violate the Securities Act, and (ii) the final expiration of the Option or Stock Appreciation Right as set forth in the applicable Stock Option Agreement or Stock Appreciation Right Agreement.

(b) Unless otherwise provided in a Participant’s Option Agreement or Stock Appreciation Right Agreement, if the sale of any Common Stock received on exercise of an Option or Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s Insider Trading Policy (assuming, for this purpose, that Participant’s Continuous Service had not terminated and thus the provisions of the Insider Trading Policy continued to apply to Participant), then the Option or Stock Appreciation Right will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service (as set forth in the applicable award agreement) as extended for any period of time during which the sale of the Common Stock received upon exercise of the Option or Stock Appreciation Right would violate the Insider Trading Policy (assuming, for this purpose, that Participant’s Continuous Service had not terminated and thus the provisions of the Insider Trading Policy continued to apply to Participant) if, and only if, such violation of the Insider Trading Policy arose during the unmodified post-termination exercise period, or (ii) the final expiration of the term of the Option or Stock Appreciation Right as set forth in the applicable Stock Option Agreement or Stock Appreciation Right Agreement.

ARTICLE 11.

CHANGE IN CONTROL

11.1 Options and Stock Appreciation Rights. In order to preserve a Participant’s rights with respect to any outstanding Options or Stock Appreciation Rights in the event of a Change in Control of the Company:

(a) Vesting of all outstanding Options and Stock Appreciation Rights shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options or Stock Appreciation Rights are to be assumed by the acquiring or successor entity (or parent thereof) or new options, stock appreciation rights or New Incentives are to be issued in exchange therefor, as provided in subsection (b) below.

(b) Vesting of outstanding Options or Stock Appreciation Rights shall not accelerate if and to the extent that: (i) the Options or Stock Appreciation Rights (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options or stock appreciation rights of comparable value and containing such terms and provisions as the Administrator in its discretion may consider equitable are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options or Stock Appreciation Rights (including the unvested portion thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives of comparable value containing such terms and provisions as the Administrator in its discretion may consider equitable under a new incentive program (“New Incentives”). If outstanding Options or Stock Appreciation Rights are assumed, or if new options or stock appreciation rights of comparable value are issued in exchange therefor, then each such Option, new option, Stock Appreciation Right or new stock appreciation right shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares that would have been issued upon exercise of the Option or Stock Appreciation Right had the Option or Stock Appreciation Right been exercised immediately prior to the Change in Control and, with respect to Stock Appreciation Rights, payments in respect of such Stock Appreciation Right been made in shares, and appropriate adjustment also shall be made to the Exercise Price or Base Price such that the aggregate Exercise Price of each such Option or new option or Base Price of each Stock Appreciation Right or new stock appreciation right shall remain the same as nearly as practicable and in a manner satisfying the provisions of Sections 409A and 424 of the Code.

(c) If any Option or Stock Appreciation Right is assumed by an acquiring or successor entity (or parent thereof) or a new option or stock appreciation right of comparable value or New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then, if so provided in an Option Agreement or Stock Appreciation Right Agreement, the vesting of the Option, new option, Stock Appreciation Right, new stock appreciation right or New Incentive shall accelerate if and at such time as the Participant’s service as an employee, director, officer, consultant or other Service Provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement or Stock Appreciation Right Agreement.

(d) If vesting of outstanding Options or Stock Appreciation Rights will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option or Stock Appreciation Right for an amount of cash or other property having a value equal to (i) with respect to each Option, the amount (or “spread”) by which, (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, exceeds (y) the Exercise Price of the Option, and (ii) with respect to each Stock Appreciation Right, the value of the cash or other property that the Participant would have received had the Stock Appreciation Right been exercised immediately prior to the Change in Control.

(e) The Administrator shall have the discretion to provide in each Option Agreement and Stock Appreciation Right Agreement other terms and conditions that relate to (i) vesting of such Option or Stock Appreciation Right in the event of a Change in Control and (ii) assumption of such Options or Stock Appreciation Rights or issuance of comparable securities or New Incentives in the event of a Change in Control. The aforementioned terms and conditions may vary in each Option Agreement and Stock Appreciation Right Agreement, and may be different from and have precedence over the provisions set forth in Sections 11.1(a) - 11.1(d) above.

(f) Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(g) If outstanding Options or Stock Appreciation Rights will not be assumed by the acquiring or successor entity (or parent thereof), the Administrator shall cause written notice of a proposed Change in Control transaction to be given to the Participants who hold Options and Stock Appreciation Rights not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

11.2 Restricted Stock Units and Restricted Stock. In order to preserve a Participant’s rights with respect to any outstanding Restricted Stock Units or Restricted Stock in the event of a Change in Control of the Company:

(a) All Restricted Stock Units and Restricted Stock shall vest in full effective as of immediately prior to the consummation of the Change in Control, except to the extent that in connection with such Change in Control, the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of Restricted Stock Unit Agreements or Restricted Stock Agreements or the substitution of new agreements of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares.

(b) The Administrator in its discretion may provide in any Restricted Stock Unit Agreement or Restricted Stock Agreement that if, upon a Change in Control, the acquiring or successor entity (or parent thereof) assumes such Restricted Stock Unit Agreement or Restricted Stock Agreement or substitutes new agreements of comparable value and containing such terms and provisions as the Administrator in its discretion may consider equitable covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares), then the Restricted Stock Units or Restricted Stock or any substituted shares covered thereby shall immediately vest in full, if the Participant’s service as an employee, director, officer, consultant or other Service Provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of a Change in Control, pursuant to such terms and conditions as shall be set forth in the Restricted Stock Unit Agreement or Restricted Stock Agreement.

(c) If vesting of outstanding Restricted Stock Units or Restricted Stock will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Restricted Stock Unit or Restricted Stock for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received had the Restricted Stock vested immediately prior to the Change in Control.

(d) The Administrator shall have the discretion to provide in each Restricted Stock Unit Agreement or Restricted Stock Agreement other terms and conditions that relate to (i) vesting of such Restricted Stock Units or Restricted Stock in the event of a Change in Control and (ii) assumption of such Restricted Stock Unit Agreements or Restricted Stock Agreements or issuance of substitute new agreements of comparable value in the event of a Change in Control. The aforementioned terms and conditions may vary in each Restricted Stock Unit Agreement or Restricted Stock Agreement, and may be different from and have precedence over the provisions set forth in Sections 11.2(a) - 11.2(c) above.

11.3 Dissolution or Liquidation. Except as otherwise provided in an Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement, in the event of a dissolution, liquidation or winding up of the Company, all outstanding Options, Stock Appreciation Rights and Restricted Stock Units will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition under an award of Restricted Stock or pursuant to early exercise of an Option, may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such award is providing Continuous Service; provided, however, that the Administrator may, in its sole discretion, cause some or all Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such awards have not previously expired or terminated) before the dissolution, liquidation or winding up is completed but contingent on its completion.

ARTICLE 12.

AMENDMENT AND TERMINATION OF THE PLAN

12.1 Amendments. The Board may from time to time alter, amend, suspend or terminate this Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions. The Board may also adopt amendments of the Plan relating to certain nonqualified deferred compensation under Section 409A of the Code and/or ensuring the Plan or any awards granted under the Plan are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law.

12.2 Foreign Participants. The Board may from time to time adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Service Providers who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

12.3 Plan Termination. Unless this Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights may be granted under the Plan thereafter, but Option Agreements, Restricted Stock Unit Agreements, Restricted Stock Agreement and Stock Appreciation Right Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 13.

TAXES

13.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable minimum Federal, state, and local tax withholding requirements with respect to any Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or Stock Appreciation Right or vesting of a Restricted Stock Unit or Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

13.2 Compliance with Section 409A of the Code. Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement and Stock Appreciation Right Agreement is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Option, Restricted Stock Unit, Restricted Stock or Stock Appreciation Right or grant, payment, settlement or deferral thereof is subject to Section 409A of the Code such Option, Restricted Stock Unit, Restricted Stock or Stock Appreciation Right will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral thereof will not be subject to the additional tax or interest applicable under Section 409A of the Code. Notwithstanding the generality of the preceding sentence, to the extent any grant, payment, settlement or deferral of an Option Agreement, Restricted Stock Unit Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement subject to Section 409A is subject to the requirement under Section 409A(a)(2)(B)(i) of the Code that such grant, payment, settlement or deferral be delayed until six (6) months after Participant’s separation from service if Participant is a specified employee within the meaning of the aforesaid section of the Code at the time of such separation from service, then such grant, payment, settlement or deferral will not be made before the date which is six (6) months after the date of such separation from service (or, if earlier, the date of death of such Participant).

ARTICLE 14.

MISCELLANEOUS

14.1 Benefits Not Alienable. Other than as provided above, benefits under this Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

14.2 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any right under any outstanding awards under the Plan. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Option or any other form of award under the Plan or a possible period in which such Option or other award may not be exercised. The Company has no duty or obligation to reduce the tax consequences of any award granted to a Participant under the Plan.

14.3 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements or Restricted Stock Agreements, except as otherwise provided herein, will be used for general corporate purposes.

14.4 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders or as otherwise required by applicable law.

14.5 Stockholder Approval. This Plan shall be effective as of the approval of the stockholders of the Company.

14.6 Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

APPENDIX C

TANDEM DIABETES CARE, INC.

AMENDED AND RESTATED 2013 EMPLOYEE STOCK PURCHASE PLAN

As adopted by the Board of Directors on March 12, 2018

ARTICLE 1

PURPOSE

The purposes of the Plan are to (a) amend and restate, in its entirety, the 2013 Employee Stock Purchase Plan, originally adopted by the Board on October 29, 2013, (b) to enhance the Company’s ability to attract and retain the services of Eligible Employees upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, (c) to provide additional incentives to Eligible Employees to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. This Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

ARTICLE 2

DEFINITIONS

For purposes of the Plan, terms not otherwise defined herein shall have the meanings indicated below:

2.1 “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).

2.4 “Change in Control” means:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; provided, however, that a Change in Control shall not result upon such acquisition of beneficial ownership if such acquisition occurs as a result of a public offering of the Company’s securities or any financing transaction or series of financing transactions;

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

The Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means a committee of two or more members of the Board appointed to administer the Plan as set forth in Section 12.1.

2.7 “Common Stock” means the Common Stock of the Company and such other securities of the Company that may be substituted for Common Stock pursuant to Article 9.

2.8 “Company” means Tandem Diabetes Care, Inc., a Delaware corporation.

2.9 “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

2.10 “Director” means a member of the Board.

2.11 “Effective Date” means October 29, 2013.

2.12 “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

2.13 “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

2.14 “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16 “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on The NASDAQ Stock Market or another stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on The NASDAQ Stock Market or principal stock exchange on which the Common Stock is then listed or admitted for trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on The NASDAQ Stock Market or such exchange on the next preceding day on which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on The NASDAQ Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

2.17 “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Administrator for that Offering.

2.18 “Offering Date” means a date selected by the Administrator for an Offering to commence.

2.19 “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

2.20 “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

2.21 “Plan” means this Amended and Restated 2013 Employee Stock Purchase Plan of the Company.

2.22 “Purchase Date” means one or more dates during an Offering selected by the Administrator on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

2.23 “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

2.24 “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

2.25 “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company (to the extent established in the future), as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.26 “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.27 “Share” means a share of Common Stock.

2.28 “Trading Day” means any day on which The NASDAQ Stock Market, or another stock exchange on which shares of Common Stock are then listed or admitted to trading, is open for trading.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.  Subject to Article 9, the aggregate number of Shares that may be issued or transferred pursuant to Purchase Rights granted under the Plan shall be 2,241,909 Shares.  If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Purchase Right shall again become available for issuance under the Plan.

3.2 Shares Distributed. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

ARTICLE 4

ELIGIBILITY

4.1 Employees. Purchase Rights may be granted only to Employees of the Company or, as the Administrator may designate in accordance with Section 12.2, to Employees of a Related Corporation. Except as provided in Section 4.2, an Employee shall not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Administrator may require, but in no event will the required period of continuous employment be equal to or greater than two (2) years. In addition, the Administrator may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year or such other criteria as the Administrator may determine consistent with Section 423 of the Code.

4.2 Eligible Employee. The Administrator may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(a) the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(b) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(c) the Administrator may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

4.3 Five-Percent Owners. No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 4.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

4.4 Limitation on Purchase of Common Stock. As specified in Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

4.5 Officers and Highly Compensated Employees. Officers of the Company and any Related Corporation, to the extent they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Administrator may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

ARTICLE 5

PARTICIPATION; WITHDRAWAL; TERMINATION

5.1 Enrollment. An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company for such purpose (which may be similar to the form attached hereto as Exhibit A) or following an electronic or other enrollment procedure determined by the Administrator. The enrollment form or procedure shall include a means to specify the amount of Contributions not to exceed the maximum amount specified by the Administrator, which amount shall be fifteen percent (15%) of a Participant’s earnings in the absence of any such specification. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll shall be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her Contributions during each Offering, and in the absence of any specific limitation by the Administrator, a Participant shall be allowed one (1) change to his or her Contributions during each Offering. Any such change to a Participant’s Contributions shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the enrollment form provided by the Company or the completion of the electronic or other procedure determined by the Administrator (or such shorter or longer period as may be specified by the Administrator). In the event a Participant reduces his or her Contributions to zero, such Participant’s Contributions prior to such reduction shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from the Offering in accordance with Section 5.2. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.

5.2 Withdrawal. During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company for such purpose (which may be similar to the form attached hereto as Exhibit B) or following an electronic or other withdrawal procedure determined by the Administrator. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering shall immediately terminate and the Company shall distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering shall have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form or follow an electronic or other enrollment procedure determined by the Administrator to participate in subsequent Offerings.

5.3 Termination of Purchase Rights. Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately if the Participant either (a) is no longer an Employee for any reason or for no reason (subject to Section 5.5 and any post-employment participation period required by law) or (b) is otherwise no longer eligible to participate. The Company shall distribute to such individual all of his or her accumulated but unused Contributions.

5.4 Decrease or Suspension of Payroll Deductions. To comply with Section 423(b)(8) of the Code and Section 4.4 or the other limitations set forth in the Plan, a Participant’s Contributions may be decreased or suspended by the Administrator at any time during an Offering. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 4.4 or the other limitations set forth in the Plan shall be paid to such Participant as soon as commercially practicable after the next occurring Purchase Date.

5.5 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a Participant may continue participation in the Plan by making payments to the Company by cash or check on his or her normal paydays equal to his or her authorized Contributions.

ARTICLE 6

GRANT OF PURCHASE RIGHTS; OFFERINGS

6.1 Grant of Purchase Rights. The Administrator may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Administrator. Each Offering shall be in such form and shall contain such terms and conditions as the Administrator deems appropriate, and shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Articles 4, 5 and 7.

6.2 Multiple Purchase Rights. If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (a) each form shall apply to all of his or her Purchase Rights under the Plan, and (b) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

6.3 Offerings. The Administrator shall have the discretion to structure an Offering so that if the Fair Market Value of a Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Share on the Offering Date for that Offering, then (a) that Offering shall terminate immediately as of that first Trading Day, and (b) the Participants in such terminated Offering shall be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

ARTICLE 7

PURCHASE RIGHTS; EXERCISE OF

PURCHASE RIGHTS; PURCHASE PRICE

7.1 Purchase Rights. On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Administrator, but in either case not exceeding fifteen percent (15%) of such Employee’s earnings (as defined by the Administrator in each Offering) during the period that begins on the Offering Date (or such later date as the Administrator determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

7.2 Purchase Dates. The Administrator shall establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering shall be exercised and Shares shall be purchased in accordance with such Offering.

7.3 Pro Rata Allocation of Shares. In connection with each Offering made under the Plan, the Administrator may specify (a) a maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering, (b) a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering and/or (c) a maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any other action by the Administrator, a pro rata allocation (based on each Participant’s accumulated Contributions) of the Shares available shall be made in as nearly a uniform manner as shall be practicable and equitable, as determined by the Administrator.

7.4 Exercise of Rights. On each Purchase Date, each Participant’s accumulated Contributions shall be applied to the purchase of Shares, up to the maximum number of Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering.

7.5 Fractional Shares. No fractional Shares shall be issued unless specifically provided for in the Offering. If any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares and such remaining amount is less than the amount required to purchase one (1) Share on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of Shares is at least equal to the amount required to purchase one (1) Share on the final Purchase Date of an Offering, then such remaining amount shall not roll over to the next Offering and shall instead be distributed in full to such Participant after the final Purchase Date of such Offering, without interest.

7.6 Limitation on Exercise. No Purchase Rights may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If, on a Purchase Date, the Shares are not so registered or the Plan is not in such compliance, no Purchase Rights shall be exercised on such Purchase Date, and the Purchase Date will be delayed until the Shares are so registered and the Plan is in such material compliance, except that the Purchase Date will in no event be more than six (6) months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Shares are not so registered and the Plan is not in such material compliance, no Purchase Rights shall be exercised and all accumulated but unused Contributions will be distributed to the Participants, without interest. The Company shall have no liability for any failure to grant Purchase Rights and/or to issue and sell Shares upon exercise of such Purchase Rights.

7.7 Purchase Price. The purchase price of Shares acquired pursuant to Purchase Rights shall be not less than the lesser of: (a) an amount equal to eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Date or (b) an amount equal to eighty-five (85%) of the Fair Market Value of the Shares on the applicable Purchase Date.

ARTICLE 8

DESIGNATION OF A BENEFICIARY;

DEATH OF A PARTICIPANT

8.1 Designation of a Beneficiary. The Company may, but is not obligated to, permit a Participant to submit a form or follow an electronic or other procedure determined by the Administrator to designate a beneficiary who will receive any shares and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company for such purpose or made by following an electronic or other procedure determined by the Administrator. The Company shall not recognize and shall be under no duty to recognize any assignment, alienation or designation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder except to the extent of Participant’s compliance with the provisions of this Section 8.1.

8.2 Death of a Participant. If a Participant dies, in the absence of a valid beneficiary designation, the Company shall deliver any Shares and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company may deliver such Shares and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

ARTICLE 9

ADJUSTMENTS UPON CAPITALIZATION

ADJUSTMENT; CHANGE IN CONTROL

9.1 Capitalization Adjustment. In the event of a Capitalization Adjustment, the Administrator shall appropriately and proportionately adjust: (a) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1, (b) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (c) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Administrator shall make these adjustments, and its determination shall be final, binding and conclusive.

9.2 Change in Control. In the event of a Change in Control, then: (a) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Change in Control) for outstanding Purchase Rights, or (b) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions shall be used to purchase Shares within ten (10) business days prior to the Change in Control under the outstanding Purchase Rights, and the Purchase Rights shall terminate immediately after such purchase.

ARTICLE 10

AMENDMENT; TERMINATION; SUSPENSION

10.1 Amendment. The Administrator may amend the Plan at any time and from time to time in any respect the Administrator deems necessary or advisable, including a determination by the Administrator that the ongoing operation of the Plan may result in unfavorable financial accounting consequences. Notwithstanding the generality of the preceding sentence, except as provided in Section 9.1, approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required for any amendment of the Plan for which such approval is required by applicable law or stock exchange listing requirements, including any amendment that (a) materially increases the number of Shares available for issuance under the Plan, (b) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (c) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which Shares may be purchased under the Plan, (d) materially extends the term of the Plan, or (e) expands the types of awards available for issuance under the Plan, but in the case of each of (a) through (e) above, only to the extent such approval is required by applicable law or stock exchange listing requirements.

10.2 Suspension or Termination. The Administrator may suspend or terminate the Plan at any time and from time to time as the Administrator deems necessary or advisable. Upon the termination of the Plan, all accumulated but unused Contributions shall be distributed to the Participants, without interest.

ARTICLE 11

TERM

11.1 Stockholder Approval.  This Plan shall be effective as of the approval of the stockholders of the Company. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

ARTICLE 12

ADMINISTRATION

12.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to the Committee. Each of the members shall meet the independence requirements under the then applicable rules, regulations or listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which the Shares are then listed or admitted to trading. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term shall mean the Committee.

12.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority to: (a) determine the persons to whom, and the time or times at which Purchase Rights shall be granted under the Plan and the provisions of each Offering (which need not be identical), (b) interpret the Plan and the rights granted under it, (c) establish, amend and revoke rules and regulations for the administration of the Plan, (d) correct any defect or omission or reconcile any inconsistency in the Plan, (e) amend the Plan as provided in Section 10.1, (f) settle all controversies regarding the Plan and Purchase Rights granted under the Plan, (g) suspend or terminate the Plan at any time as provided in Section 10.2, (h) exercise such powers and perform such acts as the Administrator deems necessary to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and (i) make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

12.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 13

MISCELLANEOUS

13.1 Restriction upon Assignment. Purchase Rights granted under the Plan shall not be transferable other than by will, applicable laws of descent and distribution, or, if permitted by the Company, by a beneficiary designated in accordance with Section 8.1. During a Participant’s lifetime, Purchase Rights shall be exercisable only by the Participant.

13.2 Rights as a Stockholder. Participant shall not be deemed to be a holder of, or to have any of the rights of a holder with respect to, Shares subject to a Purchase Right granted under the Plan unless and until (a) such Shares have been issued to the Participant following the exercise of such Purchase Right pursuant to the terms of the Plan, (b) the Company or the transfer agent shall have transferred the Shares to Participant, and (c) Participant’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, Participant shall have full voting, dividend and other ownership rights with respect to such Shares.

13.3 Interest. No interest shall accrue on Contributions.

13.4 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

13.5 Application of Funds. Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company and may be used by the Company for any corporate purpose, except where applicable law requires that Contributions be segregated or deposited with a third party.

13.6 Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

13.7 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Eligible Employee or Participant to be consideration for, or an inducement to, or a condition of, the employment of any Eligible Employee or Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or to interfere with the right of the Company to discharge any Eligible Employee or Participant at any time.

13.8 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a Purchase Right granted under the Plan if such disposition or transfer is made: (a) within two (2) years after the first day of the Offering during which such Shares were purchased or (b) within one (1) year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

13.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

13.10 Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

EXHIBIT A

TANDEM DIABETES CARE, INC.

AMENDED AND RESTATED 2013 EMPLOYEE STOCK PURCHASE PLAN

ENROLLMENT FORM

Original Application	Offering Date:

Change in Payroll Deduction Rate

1. hereby elects to participate in the Tandem Diabetes Care, Inc. Amended and Restated 2013 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s common stock in accordance with this enrollment form and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of % (from 1% to 15%) of my eligible earnings (as provided in the Offering Document) on each payday during the offering in accordance with the Plan. Please note that no fractional percentages are permitted.

3. I understand that the authorized payroll deductions will be accumulated for the purchase of shares of the Company’s common stock at the applicable purchase price determined in accordance with the Plan. I understand that if I do not withdraw from an offering, any accumulated payroll deductions will be used to automatically exercise my purchase rights and purchase common stock under the Plan.

4. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5. I understand that if I dispose of any shares of the Company’s common stock received by me pursuant to the Plan within two (2) years after the first day of the offering during which I purchased such shares or one (1) year after the purchase date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of such shares at the time such shares were purchased by me over the price that I paid for such shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares of the Company’s common stock, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of my shares of the Company’s common stock, as determined by the Company. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of my shares of the Company’s common stock. If I dispose of my shares of the Company’s common stock at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of such shares at the time of such disposition over the purchase price which I paid for such shares, or (b) fifteen percent (15%) of the fair market value of such shares on the first day of the offering. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Enrollment Form is dependent upon my eligibility to participate in the Plan.

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS ENROLLMENT FORM WILL REMAIN IN EFFECT FOR THE OFFERING AND ANY SUBSEQUENT OFFERINGS IN WHICH I AM AUTOMATICALLY ENROLLED IN ACCORDANCE WITH THE PLAN UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

EXHIBIT B

TANDEM DIABETES CARE, INC.

AMENDED AND RESTATED 2013 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the offering of the Tandem Diabetes Care, Inc. Amended and Restated 2013 Employee Stock Purchase Plan that began on                                           , hereby notifies the Company that he or she hereby withdraws from the offering. He or she hereby directs the Company to pay to the undersigned all the payroll deductions or other amounts credited to his or her account with respect to such offering. The undersigned understands and agrees that all of his or her purchase rights for such offering will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current offering and the undersigned will be eligible to participate in succeeding offerings only by delivering to the Company a new enrollment form.

Name and Address of Participant:

Signature:

Date:

ANNUAL MEETING OF STOCKHOLDERS OF

TANDEM DIABETES CARE, INC.

June 14, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in calling from the United States, or **1-718-921-8500** if calling from foreign countries, from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21769

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300300300000000 5 061418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 - 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Dick P. Allen
○ Edward L. Cahill

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposals 2 - 5.**

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.